SIT MUTUAL FUNDS

                                   STOCK FUNDS

                               SEMI-ANNUAL REPORT

                       SIX MONTHS ENDED DECEMBER 31, 2001


                            A FAMILY OF NO-LOAD FUNDS
                            -------------------------

                                  BALANCED FUND
                              LARGE CAP GROWTH FUND
                               MID CAP GROWTH FUND
                            INTERNATIONAL GROWTH FUND
                              SMALL CAP GROWTH FUND
                       SCIENCE AND TECHNOLOGY GROWTH FUND
                         DEVELOPING MARKETS GROWTH FUND


                        [LOGO] SIT INVESTMENT ASSOCIATES
                               -------------------------
                                   SIT MUTUAL FUNDS

                                SIT MUTUAL FUNDS
                         STOCK FUNDS SEMI-ANNUAL REPORT
                                TABLE OF CONTENTS

                                                                         PAGE
                                                                         ----

Chairman's Letter                                                         2

Performance Summary and Stock Funds Market Review                         4

FUND REVIEWS AND PORTFOLIOS OF INVESTMENTS

         Balanced Fund                                                    6

         Large Cap Growth Fund                                           12

         Mid Cap Growth Fund                                             16

         International Growth Fund                                       20

         Small Cap Growth Fund                                           24

         Science and Technology Growth Fund                              28

         Developing Markets Growth Fund                                  32

Notes to Portfolios of Investments                                       36

Statements of Assets and Liabilities                                     38

Statements of Operations                                                 40

Statements of Changes in Net Assets                                      42

Notes to Financial Statements                                            45

Financial Highlights                                                     50

Results of Shareholder Meeting                                           57

A Look at Sit Mutual Funds                                               60

[PHOTO]  SIT MUTUAL FUNDS
         SIX MONTHS ENDED DECEMBER 31, 2001
         -----------------------------------------------------------------------
         CHAIRMAN'S LETTER


Dear Fellow Shareholders:

Bearing similarities to the previous year 2000, 2001 proved to be a very good year for fixed-income investors. At the same time, this past year brought new challenges for equity market participants. We believe, however, that prospects for both asset classes are positive in the year ahead, based on our projections for a slow, but steady, recovery in the U.S. economy.

ECONOMIC OVERVIEW

The longest economic expansion since World War II came to an end in 2001. According to the National Bureau of Economic Research, the U.S. economy "officially" slipped into recession in March 2001. If the current downturn is consistent with the historical average of eleven months, it will end in February 2002. Importantly, we believe this recession will be one of the mildest on record, largely because many critical consumer-oriented sectors have remained quite strong. Consumer spending, which accounts for two-thirds of GDP, has been supported by the positive impact from lower interest rates, lower energy costs, and tax rebates. We believe this is an important point to consider in forecasting the strength of the eventual upturn. Since many sectors of the economy (i.e., housing, autos) have been relatively resilient to overall economic conditions, a strong acceleration in these areas from current levels appears unlikely. However, we believe that there are areas that should support a recovery as 2002 unfolds. First, the manufacturing sector has been slumping for some time, but recent data from the Institute for Supply Management point to significant improvement in key metrics over the past several months. Second, the government sector should contribute to the recovery through: 1) The stimulative effects of the next round of tax cuts contained in the fiscal program outlined last year and 2) Outright federal spending in a wide variety of areas ranging from aid to the airline industry, reconstruction, defense, and security. Third, inventory levels now appear to be at their bare minimum, indicating that restocking should be a key driver of growth as the year progresses. In light of these considerations, we believe economic growth will gradually accelerate throughout 2002, with GDP perhaps reaching 3% by the end of the year. We also expect economic growth to resume in many international regions in the year ahead, supported by many of the same factors (i.e., lower interest rates, lower fuel costs, inventory restocking) underlying the projected recovery in the U.S.

Since the end of the U.S. recession now appears to be in sight and short-term interest rates have declined precipitously, attention is now shifting to the determination of when the Federal Reserve may stop reducing interest rates and begin to increase them. We do not believe this is a major concern for 2002, based on our forecast for moderate economic growth and decelerating inflation. Although energy remains the wild card in the equation, we expect Consumer Price Index gains in 2002 to slow to less than +2.0% from the 2001 level of +3.0%. With this backdrop, we believe interest rates for U.S. Treasury Securities will rise modestly in 2002, and that the Federal Reserve will remain on hold at least until late in the year.

Fiscal policy will remain at the forefront of discussion among politicians and economists, particularly in light of the significant change in the near- to intermediate-term budget outlook. The combination of the economic slowdown, the national emergency stemming from the September 11th attacks, and the $1.35 trillion tax cut package has reduced the projected federal budget surpluses and created the conditions for political gridlock and posturing. Spending initiatives in 2002 are likely to push the budget into deficit this year with current estimates ranging from $25 billion to $75 billion.

EQUITY STRATEGY SUMMARY

Despite a strong rebound in the fourth quarter, broad-capitalization U.S. common stock indices showed declines

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in 2001. The fall in U.S. stocks for the second consecutive year was a statistically rare event since this has occurred only three other times since 1926. However, it is encouraging to note that each of these periods of declining equity prices was followed by strongly positive market gains. Importantly, based on our outlook for a stronger economy with low inflation, we believe that fundamentals support improving equity market conditions in 2002.

U.S. equity markets have rebounded strongly from lows reached in September. This recovery, however, was not unexpected since equities typically anticipate an upturn in the economy. History has shown that stock prices typically bottom about five months before economic troughs, so the "bottom" in September 2001 may well be consistent with past experiences, since it is our view that the economy will be improving early this year. Although growth stocks struggled again in 2001, the performance difference between growth and value issues narrowed significantly in 2001 compared to 2000. Furthermore, across the mid and large capitalization Frank Russell indices, growth stocks outperformed value stocks over the final nine months of the year. Since early 2000, growth stocks have been negatively impacted by performance of the heavily weighted technology sector, as the combination of high valuations and weakening fundamentals contributed to share price declines in the sector. We believe quite the opposite set of circumstances exists today. Valuations are attractive in many areas and, perhaps most importantly, fundamentals appear to be improving as order trends for key technology industries have been turning up recently. It remains our view that the technology sector has been experiencing a short-run cyclical slowdown and, over the intermediate and longer term, high technology will be the primary force driving modernization of the global economy.

While equity portfolios will continue to be well-diversified, we expect to alter the portfolio sector weightings to conform to our projection for improving economic conditions in 2002 and 2003. This suggests a shift away from some defensive/non-cyclical areas (i.e., health care, financials, consumer non-durables) to more high-growth, economically-sensitive sectors (i.e., technology, producer manufacturing, communications) that are likely to show improving relative earnings growth as economic growth resumes. We also remain positive about the outlook for small and medium capitalization stocks, despite the fact that they outperformed larger companies in 2001. We believe that this trend has further positive potential in 2002, based on the attractive relative earnings growth and valuation characteristics of small- and mid-cap stocks.

We also look for an improvement in international market performance in 2002. Our emphasis remains on Europe, where a return to positive corporate earnings growth is expected this year, along with continued progress in implementing reforms. We continue to be cautious on the outlook for Japanese equities, as the economy is in recession and little progress has been made in initiating much needed economic and structural reforms. Since it is our view that Latin American markets will continue to be plagued by economic and political concerns, only a minimal portfolio allocation has been made to the region.


With best wishes,

/s/ Eugene C. Sit

Eugene C. Sit, CFA
Chairman and Chief Investment Officer

SIT MUTUAL FUNDS
SIX MONTHS ENDED DECEMBER 31, 2001
--------------------------------------------------------------------------------
PERFORMANCE SUMMARY AND STOCK FUNDS MARKET REVIEW

   Domestic equity markets generated negative results over the past six months, although a strong fourth quarter rally provided positive momentum for the onset of 2002. Small capitalization stocks continued their string of strong performance relative to larger capitalization issues, as the Russell 2000 Index fell -4.1%, while the Russell 1000 Index fell -5.8%. Medium capitalization indices also outperformed larger cap issues, as evidenced by the -1.6% return for the S&P 400 Mid Cap Index, which compares to the -5.6% return for the S&P 500 Index.
   Growth stocks underperformed value stocks over the past six months. The Russell 1000 Growth Index fell -7.2%, while the Russell 1000 Value Index fell - 4.4%. This trend was also evident in small capitalization indices, as the Russell 2000 Growth Index fell -9.3%, compared to a +1.2% gain for the Russell 2000 Value Index. In terms of sector performance over the past six months, non-cyclical sectors such as health care and consumer non-durables outperformed more economically sensitive areas like technology, producer manufacturing, and consumer services. The differences, in large part, explain the differences in growth/value performance over the past six months, as growth indices tend to have a higher weighting in cyclical sectors, particularly technology. It should be noted, however, that while the full six-month period favored value-oriented indices and sectors, the fourth quarter clearly favored high growth groups. Technology sectors turned in particularly strong performance over the past three months, as the technology-laden NASDAQ OTC Composite Index rose an impressive +30.1% over the period.
   International equity market indices moved lower over the past six months. The MSCI World Index - one of the broadest measures of global equity returns - decreased -7.0%. The MSCI Pacific Index fell -18.8% over the period, weighed down by the -23.0% return for the Japan component. The MSCI Europe Index fell -3.2% over the past six months.

                                         1989         1990         1991
                                      -----------------------------------------
SIT BALANCED                             --           --           --
-------------------------------------------------------------------------------
SIT LARGE CAP GROWTH                    32.02%       -2.37%       32.72%
-------------------------------------------------------------------------------
SIT MID CAP GROWTH(1)                   35.15        -2.04        65.50
-------------------------------------------------------------------------------
SIT INTERNATIONAL GROWTH(2)              --           --           4.10(4)
-------------------------------------------------------------------------------
SIT SMALL CAP GROWTH(1)                  --           --           --
-------------------------------------------------------------------------------
SIT SCIENCE AND TECHNOLOGY GROWTH(3)     --           --           --
-------------------------------------------------------------------------------
SIT DEVELOPING MARKETS GROWTH(2)         --           --           --
-------------------------------------------------------------------------------
S&P 500 INDEX                           31.61        -3.05        30.46
S&P MIDCAP 400 INDEX                    35.55        -5.12        50.11
MSCI EAFE INDEX(5)                       --           --           0.26
RUSSELL 2000 INDEX(6)                    --           --           --
MSCI EMERGING MARKETS FREE INDEX(7)      --           --           --

                                        NASDAQ
                                        SYMBOL          INCEPTION
                                        ------          ---------
SIT BALANCED                            SIBAX           12/31/93
-------------------------------------------------------------------------------
SIT LARGE CAP GROWTH                    SNIGX           09/02/82
-------------------------------------------------------------------------------
SIT MID CAP GROWTH                      NBNGX           09/02/82
-------------------------------------------------------------------------------
SIT INTERNATIONAL GROWTH                SNGRX           11/01/91
-------------------------------------------------------------------------------
SIT SMALL CAP GROWTH                    SSMGX           07/01/94
-------------------------------------------------------------------------------
SIT SCIENCE AND TECHNOLOGY GROWTH       SISTX           12/31/97
-------------------------------------------------------------------------------
SIT DEVELOPING MARKETS GROWTH           SDMGX           07/01/94
-------------------------------------------------------------------------------
S&P 500 INDEX(8)
S&P MIDCAP 400 INDEX(8)
MSCI EAFE INDEX(5)
RUSSELL 2000 INDEX(6)
MSCI EMERGING MARKETS FREE INDEX(7)


-------------------------------------------------------------------------------
(1) STOCKS OF SMALL- AND MID-SIZED COMPANIES MAY BE SUBJECT TO MORE ABRUPT OR ERRATIC MARKET MOVEMENTS THAN STOCKS OF LARGER, MORE ESTABLISHED COMPANIES.
(2) INTERNATIONAL INVESTING HAS SPECIAL RISKS, SUCH AS CURRENCY EXCHANGE FLUCTUATIONS, HIGH VOLITILITY, ILLIQUIDITY AND THE POSSIBILITY OF POLITICAL INSTABILITY.
(3) SINCE THE FUND FOCUSES ITS INVESTMENT ON COMPANIES INVOLVED IN THE TECHNOLOGY SECTOR, AN INVESTMENT IN THE FUND MAY INVOLVE A GREATER DEGREE OF RISK THAN AN INVESTMENT IN OTHER MUTUAL FUNDS WITH GREATER DIVERSIFICATION.
(4) PERIOD FROM FUND INCEPTION THROUGH CALENDAR YEAR-END.

------------------------------------------------------------------------- [LOGO]

                  TOTAL RETURN - CALENDAR YEAR
                                                                                                     YTD
   1992       1993      1994       1995       1996       1997      1998        1999       2000       2001
-----------------------------------------------------------------------------------------------   -----------
   --         --       -0.33%     25.43%     15.80%     21.73%    21.30%      20.15%     -4.80%    -12.99%
-------------------------------------------------------------------------------------------------------------
   4.94%      3.15%     2.83      31.66      23.05      31.70     30.56       33.41     -13.84     -27.70
-------------------------------------------------------------------------------------------------------------
  -2.14       8.55     -0.47      33.64      21.87      17.70      6.84       70.65      -4.35     -33.39
-------------------------------------------------------------------------------------------------------------
   2.69      48.37     -2.99       9.36      10.31       4.81     18.95       50.77     -26.66     -33.26
-------------------------------------------------------------------------------------------------------------
   --         --       11.57(4)   52.16      14.97       7.63      1.97      108.63       6.25     -28.19
-------------------------------------------------------------------------------------------------------------
   --         --        --         --         --         --       38.40       85.98      -6.55     -47.78
-------------------------------------------------------------------------------------------------------------
   --         --       -2.02(4)   -4.29      17.27      -5.20    -24.93       82.50     -30.18     -12.01
-------------------------------------------------------------------------------------------------------------
   7.64      10.07      1.32      37.58      22.96      33.36     28.58       21.04      -9.11     -11.88
  11.92      13.95     -3.60      30.94      19.19      32.29     19.11       14.72      17.50      -0.61
 -12.17      32.56      7.78      11.21       6.05       1.78     20.00       26.96     -14.17     -21.44
   --         --        4.61      28.45      16.49      22.36     -2.54       21.26      -3.02       2.49
   --         --        2.80      -6.94       3.92     -13.40    -27.52       63.70     -31.80      -4.91

                                                    AVERAGE ANNUAL TOTAL RETURNS FOR THE
                                                       PERIODS ENDED DECEMBER 31, 2001
          TOTAL RETURN              -------------------------------------------------------------------------
    QUARTER       SIX MONTHS                                                               SINCE
 ENDED 12/31/01  ENDED 12/31/01        1 YEAR       3 YEARS      5 YEARS    10 YEARS      INCEPTION
--------------------------------    -------------------------------------------------------------------------
     8.45%           -3.61%           -12.99%       -0.16%        8.00%       --            9.89%
-------------------------------------------------------------------------------------------------------------
    15.06           -10.73            -27.70        -5.98         7.40        9.93%        13.10
-------------------------------------------------------------------------------------------------------------
    24.74           -13.68            -33.39         2.83         6.46        8.94         15.72
-------------------------------------------------------------------------------------------------------------
     6.47           -14.44            -33.26        -9.63        -1.65        5.07          5.40
-------------------------------------------------------------------------------------------------------------
    17.22           -12.90            -28.19        16.76        11.80        --           17.75
-------------------------------------------------------------------------------------------------------------
    24.19           -20.00            -47.78        -3.18         --          --            5.86
-------------------------------------------------------------------------------------------------------------
    21.50            -5.00            -12.01         3.89        -4.41        --           -1.73
-------------------------------------------------------------------------------------------------------------
    10.69            -5.56            -11.88        -1.03        10.70       12.94         15.64
    17.99            -1.56             -0.61        10.24        16.12       15.02         17.61
     6.97            -8.00            -21.44        -5.05         0.89        4.46          4.41
    21.09            -4.09              2.49         6.42         7.52        --           11.41
    26.25            -1.70             -4.91         2.01        -7.80        --           -5.34


--------------------------------------------------------------------------------
(5) FIGURES ASSUME AN INCEPTION DATE OF 10/31/91.
(6) FIGURES ASSUME AN INCEPTION DATE OF 07/01/94.
(7) FIGURES ASSUME AN INCEPTION DATE OF 06/30/94.
(8) FIGURES ASSUME AN INCEPTION DATE OF 09/02/82.

PERFORMANCE FIGURES ARE HISTORICAL AND DO NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL VARY, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE CHANGES IN SHARE PRICE AS WELL AS REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS.

[PHOTO]  SIT BALANCED FUND
         SIX MONTHS ENDED DECEMBER 31, 2001
         -----------------------------------------------------------------------
         PETER L. MITCHELSON, CFA, SENIOR PORTFOLIO MANAGER
         BRYCE A. DOTY, CFA, SENIOR PORTFOLIO MANAGER

   For the period ending December 31, 2001, the Sit Balanced Fund's six-month return was -3.6%. By comparison, the S&P 500 Index return was -5.6% for the period and the Lehman Aggregate Bond Index increased +4.7%.
   Although the equity portion of the portfolio provided a positive return over the final three months of the year, six- month and annual results were weighed down by the weakening global economic environment, exacerbated by the WTC attacks of September 11th. However, an improvement in key economic data during the fourth quarter led to a sharp improvement in stock prices, particularly for growth stocks. Up until the fourth quarter, the underperformance of growth stocks was largely due to the heavily weighted technology sector. This sector was particularly vulnerable to the slowdown in the economic environment, where high valuations and deteriorating business conditions led to a significant decline in share prices. Recent industry and company-specific commentary has been encouraging, however, as evidence continues to indicate that the trough in earnings has been reached and many companies will soon begin to meet or exceed analyst expectations. Given the long-term growth prospects for technology, the Fund continues to maintain a significant weighting in electronic technology and technology services. Other heavily weighted sectors include health technology and finance.
   The slowdown in the U.S. economy and Federal Reserve interest rate reductions have provided a positive backdrop for fixed-income markets as yields, particularly on shorter maturities, are substantially lower than twelve months ago. The Fund's sector positions and fixed-income strategy is based on our assumption that the Federal Reserve is at the end of the current cycle of lowering short-term rates and that the economy gradually improves throughout 2002. We continue to underweight U.S. Treasury securities, while focusing on high quality agency, mortgages, and corporate bonds.
   As of December 31, 2001, the asset allocation of the Fund was 58% equities (up from 56% on June 30, 2001), 37% fixed- income (down from 41%), and 5% cash and other net assets (up from 3%). We very much appreciate shareholders' continued interest and participation within the Fund.


                        INVESTMENT OBJECTIVE AND STRATEGY

     The Sit Balanced Fund's dual objectives are to seek long-term growth of capital consistent with the preservation of principal and to provide regular income. It pursues its objectives by investing in a diversified portfolio of stocks and bonds. The Fund may emphasize either equity securities or fixed-income securities, or hold equal amounts of each, dependent upon the Adviser's analysis of market, financial and economic conditions.
     The Fund's permissible investment allocation is: 35-65% in equity securities and 35-65% in fixed-income securities. At all times at least 25% of the fixed-income assets will be invested in fixed-income senior securities.


                                PORTFOLIO SUMMARY

                 Net Asset Value  12/31/01:  $14.47 Per Share
                                   6/30/01:  $15.33 Per Share

                          Total Net Assets:  $23.1 Million

                            TOTAL DIVIDEND:   $0.30 PER SHARE
                    Long-Term Capital Gain:   $0.01 Per Share
                           Ordinary Income:   $0.29 Per Share


                               PORTFOLIO STRUCTURE
                             (% OF TOTAL NET ASSETS)

                                   [PIE CHART]

                        Cash & Other Net Assets        5.3%
                        Bonds                         36.9%
                        Equities                      57.8%

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                          AVERAGE ANNUAL TOTAL RETURNS*

                        SIT                              LEHMAN
                     BALANCED            S&P            AGGREGATE
                       FUND           500 INDEX        BOND INDEX
                     --------         ---------        ----------

3 Month**              8.45%            10.69%            0.05%
6 Month**             -3.61             -5.56             4.66
1 Year               -12.99            -11.88             8.44
3 Years               -0.16             -1.03             6.28
5 Years                8.00             10.70             7.43
Inception              9.89             13.97             6.90
  (12/31/93)

                            CUMULATIVE TOTAL RETURNS*

                        SIT                              LEHMAN
                     BALANCED            S&P            AGGREGATE
                       FUND           500 INDEX        BOND INDEX
                     --------         ---------        ----------

1 Year               -12.99%           -11.88%            8.44%
3 Years               -0.48             -3.05            20.06
5 Years               46.95             66.23            43.08
Inception            112.74            184.92            70.55
  (12/31/93)


*AS OF 12/31/01                                                **NOT ANNUALIZED.



--------------------------------------------------------------------------------
PERFORMANCE FIGURES ARE HISTORICAL AND DO NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL VARY, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE CHANGES IN SHARE PRICE AS WELL AS REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS. MANAGEMENT FEES AND ADMINISTRATIVE EXPENSES ARE INCLUDED IN THE FUND'S PERFORMANCE; HOWEVER, FEES AND EXPENSES ARE NOT INCORPORATED IN THE LEHMAN AGGREGATE BOND INDEX AND THE S&P 500 INDEX. LIPPER AVERAGES AND INDICES ARE OBTAINED FROM LIPPER ANALYTICAL SERVICES, INC., A LARGE INDEPENDENT EVALUATOR OF MUTUAL FUNDS.


                                GROWTH OF $10,000

                               [PLOT POINTS CHART]

The sum of $10,000 invested at inception (12/31/93) and held until 12/31/01 would have grown to $21,274 in the Fund, $17,055 in the Lehman Aggregate Bond Index or $28,492 in the S&P 500 Index assuming reinvestment of all dividends and capital gains.


                                  TOP HOLDINGS

      Stocks: * Microsoft Corp.
              * General Electric
              * Target Corp.
              * Pfizer, Inc.
              * Intel Corp.

      Bonds:  * Vendee Mtg. Trust, Series 1997-1 2E, 7.50%, 3/15/24
              * GE Capital Mtg. Services, 1996-HE4 A7, 7.495%, 10/25/26
              * Conseco Finance 2001-A IA5, 7.06%, 3/15/32
              * PNC Mtg. Securities Corp. 1998-14 1A, 6.25%, 1/25/29
              * American General Capital II, 8.50%, 7/1/30

                          Total Number of Holdings: 137

SIT BALANCED FUND
--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS - DECEMBER 31, 2001 (UNAUDITED)

-------------------------------------------------------------------------------
QUANTITY       NAME OF ISSUER                                MARKET VALUE($)(1)
-------------------------------------------------------------------------------
COMMON STOCKS (57.8%) (2)

   COMMERCIAL SERVICES (0.4%)
        3,600  SYSCO Corp.                                             $94,392
                                                                 --------------
   COMMUNICATIONS (2.2%)
        8,200  Nextel Communications, Inc. (3)                          89,872
        5,600  Sprint Corp. (3)                                        136,696
       11,200  Vodafone Group, A.D.R.                                  287,616
                                                                 --------------
                                                                       514,184
                                                                 --------------
   CONSUMER DURABLES (0.6%)
        2,600  Harley-Davidson, Inc.                                   141,206
                                                                 --------------
   CONSUMER NON-DURABLES (2.8%)
        2,600  Colgate-Palmolive Co.                                   150,150
        2,400  Kraft Foods, Inc.                                        81,672
        5,400  PepsiCo, Inc.                                           262,926
        1,800  The Procter & Gamble Co.                                142,434
                                                                 --------------
                                                                       637,182
                                                                 --------------
   CONSUMER SERVICES (2.6%)
        7,900  AOL Time Warner, Inc. (3)                               253,590
       11,800  AT&T Corp. -  Liberty Media Group (3)                   165,200
        4,300  Viacom, Inc. (3)                                        189,845
                                                                 --------------
                                                                       608,635
                                                                 --------------
   ELECTRONIC TECHNOLOGY (10.7%)
        1,400  Analog Devices, Inc. (3)                                 62,146
        3,800  Brocade Comm. Systems, Inc. (3)                         125,856
        6,600  Ciena Corp. (3)                                          94,446
       18,000  Cisco Systems, Inc. (3)                                 325,980
        6,500  Dell Computer Corp. (3)                                 176,670
        4,200  EMC Corp. (3)                                            56,448
       14,100  Intel Corp.                                             443,445
        2,800  International Business Machines Corp.                   338,688
        9,420  JDS Uniphase Corp. (3)                                   81,766
        5,000  Linear Technology Corp.                                 195,200
       12,200  Nokia Corp., A.D.R.                                     299,266
        2,600  QUALCOMM, Inc. (3)                                      131,300
       11,500  Sun Microsystems, Inc. (3)                              141,450
                                                                 --------------
                                                                     2,472,661
                                                                 --------------
   ENERGY MINERALS (0.8%)
        3,200  Anadarko Petroleum Corp.                                181,920
                                                                 --------------
   FINANCE (7.1%)
        4,921  American International Group, Inc.                      390,727
        6,966  Citigroup, Inc.                                         351,644
        1,800  Fifth Third Bancorp                                     110,394
        1,200  Goldman Sachs Group, Inc.                               111,300
        2,700  Marsh & McLennan Cos., Inc.                             290,115
        4,000  Wells Fargo Co.                                         173,800
        2,200  XL Capital, Ltd.                                        200,992
                                                                 --------------
                                                                     1,628,972
                                                                 --------------

-------------------------------------------------------------------------------
QUANTITY       NAME OF ISSUER                                MARKET VALUE($)(1)
-------------------------------------------------------------------------------
   HEALTH SERVICES (1.3%)
        1,300  Cardinal Health, Inc.                                    84,058
        3,200  UnitedHealth Group, Inc.                                226,464
                                                                 --------------
                                                                       310,522
                                                                 --------------
   HEALTH TECHNOLOGY (10.9%)
        7,300  Amgen, Inc. (3)                                         412,012
        3,800  Baxter International, Inc.                              203,794
        2,800  Elan Corp., A.D.R. (3)                                  126,168
        2,800  Eli Lilly and Co.                                       219,912
        3,000  Genzyme Corp. (3)                                       179,580
        1,300  Human Genome Sciences, Inc.                              43,836
        2,400  Johnson & Johnson                                       141,840
        1,600  MedImmune, Inc. (3)                                      74,160
        6,200  Medtronic, Inc.                                         317,502
        4,000  Merck & Co., Inc.                                       235,200
       11,175  Pfizer, Inc.                                            445,324
        3,000  Pharmacia Corp.                                         127,950
                                                                 --------------
                                                                     2,527,278
                                                                 --------------
   PRODUCER MANUFACTURING (5.1%)
       15,300  General Electric Co.                                    613,224
        2,900  Lockheed Martin Corp.                                   135,343
        7,300  Tyco International, Ltd.                                429,970
                                                                 --------------
                                                                     1,178,537
                                                                 --------------
   RETAIL TRADE (6.0%)
        1,000  Best Buy Co., Inc. (3)                                   74,480
        6,900  Home Depot, Inc.                                        351,969
        2,200  Kohl's Corp. (3)                                        154,968
        3,600  Lowe's Companies, Inc.                                  167,076
       11,700  Target Corp.                                            480,285
        4,500  Walgreen Co.                                            151,470
                                                                 --------------
                                                                     1,380,248
                                                                 --------------
   TECHNOLOGY SERVICES (7.1%)
        1,800  Adobe Systems, Inc.                                      55,890
          800  Automatic Data Processing, Inc.                          47,120
        5,000  Ceridian Corp. (3)                                       93,750
        4,250  Check Point Software Tech., Ltd. (3)                    169,532
        1,800  Electronic Data Systems Corp.                           123,390
        1,400  First Data Corp.                                        109,830
        9,600  Microsoft Corp. (3)                                     636,000
        4,400  Oracle Corp. (3)                                         60,764
        3,200  PeopleSoft, Inc. (3)                                    128,640
        2,500  VeriSign, Inc. (3)                                       95,100
        2,600  VERITAS Software Corp. (3)                              116,558
                                                                 --------------
                                                                     1,636,574
                                                                 --------------
   UTILITIES (0.2%)
        2,200  Calpine Corp. (3)                                        36,938
                                                                 --------------
Total common stocks
(cost: $14,689,507)                                                 13,349,249
                                                                 --------------

8
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-------------------------------------------------------------------------------
QUANTITY/PAR($) NAME OF ISSUER                               MARKET VALUE($)(1)
-------------------------------------------------------------------------------
BONDS (35.1%) (2)

   ASSET-BACKED SECURITIES (11.9%)
               Advanta Mortgage Loan Trust:
       25,000   1995-3 A5, 7.37%, 2/25/27                               26,115
      300,000   1999-3 A4, 7.75%, 10/25/26                             318,490
               Conseco Home Equity Loan:
      300,000   2000-D A4, 8.17%, 12/15/25                             318,367
      450,000   2001-A IA5, 7.06%, 3/15/32                             463,308
               Conseco Mfg. Housing:
      150,000   2000-1 A5, 8.06%, 5/1/31                               157,141
      250,000   2000-4 A5, 7.97%, 5/1/32                               264,563
       74,999  ContiMortgage Home Equity Loan Tr.,
                1996-1 A7, 7.00%, 3/15/27                               77,626
      250,000  EQCC Home Equity Loan Trust,
                1996-4 A8, 7.41%, 1/15/28                              260,109
      485,000  GE Capital Corp Series 1996-HE4 A7,
                7.495%, 10/25/26                                       504,975
               Green Tree Financial Corp.:
       20,000   1995-5, 7.25%, 9/15/26                                  20,775
       24,970   1997-4, 7.03%, 2/15/29                                  25,805
      300,000  Green Tree Home Equity Loan Trust,
                1999-D A5, 7.88%, 9/15/30                              318,786
                                                                 --------------
                                                                     2,756,060
                                                                 --------------
   COLLATERALIZED MORTGAGE OBLIGATIONS (6.6%)
      116,563  GE Capital Mortgage Services,
                Series 1997-6 A8, 7.50%, 7/25/27                       118,999
               PNC Mortgage Securities Corp.:
       26,013   Series 1998-6 4A, 6.75%, 8/25/13                        26,470
      354,150   Series 1998-14 1A, 6.25%, 1/25/29                      361,701
      100,000  Norwest Asset Securities Corp.
                Series 1998-19 2A12, 6.75%, 7/25/28                    100,650
               Vendee Mortgage Trust:
      200,000   Series 2000-3 2B, 7.50%, 4/15/08                       212,770
      625,000   Series 1997-1 2E, 7.50%, 3/15/24                       664,146
       50,000   Series 1997-2 E, 7.50%, 5/15/24                         53,249
                                                                 --------------
                                                                     1,537,985
                                                                 --------------
   CORPORATE BONDS (9.3%)
      125,000  Allstate Finance, 7.83%, 12/1/45                        126,672
       25,000  American Airlines, 1999-1B, 7.324%, 10/15/09             23,174
      300,000  American General Capital II, 8.50%, 7/1/30              350,138
      150,000  Banc One Capital, 8.75%, 9/1/30                         165,795
       46,769  Burlington North Santa Fe, 7.57%, 1/2/21                 49,726
      162,846  Continental Airlines:  1996-B, 7.82%, 10/15/13          148,797
      200,000  Elan Corp., 7.25%, 2/21/08                              208,387
      100,000  First Hawaiian Cap., 8.343%, 7/1/27                     102,909
      200,000  Ford Motor Credit Co., 9.14%, 12/30/14                  214,603

-------------------------------------------------------------------------------
QUANTITY/PAR($) NAME OF ISSUER                               MARKET VALUE($)(1)
-------------------------------------------------------------------------------
      200,000  Pentair, Inc., 7.85%, 10/15/09                          197,349
      150,000  Security Capital Group, 7.75%, 11/15/03                 160,190
      150,000  Shaw Communications, Inc., 7.20%, 12/15/11              149,131
       50,000  Union Carbide Corp., 8.75%, 8/1/22                       52,615
      187,015  Union Tank Car Co., 6.57%, 1/2/14                       190,828
                                                                 --------------
                                                                     2,140,314
                                                                 --------------
   FEDERAL HOME LOAN MORTGAGE CORPORATION (0.3%)
       32,942  9.00%, 7/1/16                                            35,747
        6,745  9.00%, 7/1/16                                             7,319
          529  9.25%, 6/1/02                                               530
       18,736  10.00%, 10/1/18                                          21,015
                                                                 --------------
                                                                        64,611
                                                                 --------------
   FEDERAL NATIONAL MORTGAGE ASSOCIATION (0.8%)
        7,055  9.00%, 11/1/06                                            7,336
       50,723  9.25%, 1/1/17                                            56,063
       49,939  9.75%, 1/15/13                                           55,337
        9,448  10.00%, 1/1/20                                           10,519
       54,269  10.25%, 6/15/13                                          61,008
                                                                 --------------
                                                                       190,263
                                                                 --------------
   GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (3.9%)
       14,504  9.00%, 6/15/11                                           15,788
       51,455  9.00%, 6/15/09                                           55,897
      140,086  9.00%, 11/15/16                                         153,396
        8,802  9.50%, 1/15/04                                            9,233
       28,343  9.50%, 11/15/04                                          29,729
       15,364  9.50%, 7/20/05                                           16,218
       18,519  9.50%, 12/15/09                                          20,397
       10,337  9.50%, 5/20/16                                           11,472
       63,439  9.50%, 3/15/18                                           70,737
       42,935  9.50%, 9/20/18                                           47,730
       14,676  9.50%, 2/20/19                                           16,325
       34,150  9.50%, 3/20/19                                           37,986
      306,614  9.50%, 12/15/19                                         341,179
       25,587  9.75%, 10/15/05                                          27,084
       32,171  10.00%, 3/20/16                                          36,062
       10,759  10.25%, 1/15/04                                          11,355
        7,632  11.25%, 10/15/11                                          8,753
                                                                 --------------
                                                                       909,341
                                                                 --------------
   TAXABLE MUNICIPAL SECURITIES (1.3%)
       11,000  Bernalillo Multifamily. Series 1998A,
                7.50%, 9/20/20                                          11,508
               Tobacco Settlement Series 2001A:
      200,000   6.36%, 5/15/25                                         194,732
      100,000   7.67%, 5/15/16                                         100,063
                                                                 --------------
                                                                       306,303
                                                                 --------------

        See accompanying notes to portfolios of investments on page 36.

SIT BALANCED FUND
--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS - DECEMBER 31, 2001 (UNAUDITED)

-------------------------------------------------------------------------------
QUANTITY/PAR($) NAME OF ISSUER                               MARKET VALUE($)(1)
-------------------------------------------------------------------------------
   U.S. TREASURIES (0.9%)
      250,000  U.S. Treasury Strips, Zero Coupon,
                6.16% Effective Yield, 2/15/19                          89,355
      100,000  U.S. Treasury Note, 6.25%, 2/15/07                      108,047
                                                                 --------------
                                                                       197,402
                                                                 --------------

   CONVERTIBLE SECURITIES (0.1%)
       14,000  Calpine Corp., 4.00%, 12/26/06                           16,187
    (cost: $ 14,000)                                             --------------

Total bonds                                                          8,118,466
(cost: $7,848,288)                                               --------------

CLOSED-END MUTUAL FUNDS (1.8%) (2)
        6,009  American Select Portfolio                                79,439
          403  American Strategic, Inc. Portfolio                        5,158
       15,470  American Strategic, Inc. Portfolio II                   199,563
       10,609  American Strategic, Inc. Portfolio III                  129,854
                                                                 --------------

    Total closed-end mutual funds                                      414,014
    (cost: $368,185)                                             --------------

SHORT-TERM SECURITIES (4.8%) (2)
    1,105,000  Sit Money Market Fund, 1.44% (4)                      1,105,000
    (cost: $1,105,000)                                           --------------

Total investments in securities
    (cost: $24,010,980) (5)                                        $22,986,729
                                                                 ==============

        See accompanying notes to portfolios of investments on page 36.

10
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                                                                              11

[PHOTO]  SIT LARGE CAP GROWTH FUND
         SIX MONTHS ENDED DECEMBER 31, 2001
         -----------------------------------------------------------------------
         SENIOR PORTFOLIO MANAGERS
         PETER L. MITCHELSON, CFA * ROGER J. SIT * RONALD D. SIT, CFA

   The Sit Large Cap Growth Fund's six month return was -10.7%, compared to the -7.2% return for the Russell 1000 Growth Index. The S&P 500 Index return for the period was -5.6%. These negative returns reflect a trying third quarter for the equity market, compounded by the tragic events of September 11th. The performance over the final three months of the year was much more encouraging, as the Fund returned +15.1%, compared to returns of +10.7% and +15.2% for the S&P 500 Index and Russell 1000 Growth Index, respectively.
   By most measures, 2001 was a difficult year for large cap equity investors, as every large stock index that we monitor declined during the year. Persistent weakness in the economy resulted in a significant reduction in corporate profitability, with the terrorist attacks in September providing another blow to the near-term outlook. As difficult as 2000 and 2001 have been, however, recent economic data has provided a basis for more optimism for the outlook in 2002. Over the past month, statistics relative to consumer spending, durable goods orders, and manufacturing activity have been better than expected. Indeed, it appears that the combined impact of low interest rates, monetary and fiscal stimulus, and lower energy costs are beginning to revive the economy. Although the strong performance of the equity market over the past three months has begun to reflect an anticipated improvement in corporate profits, we believe that the U.S. equity market is poised to show further gains as the economy gradually accelerates over the course of 2002.
   In absolute terms, the Fund's performance over the past six months was negatively impacted by sectors that are closely tied to economic growth, including electronic technology, technology services, consumer services, and communications. Since it is our view that the economic backdrop is likely to improve in 2002, we remain committed to long-term positions in growth companies within these sectors. In terms of sector weightings, the most significant increases over the past six months occurred in health technology, finance, consumer non-durables, and retail trade. Sectors with the largest decreases over the period included technology services, producer manufacturing, and consumer services. As of December 31st, the Fund was 98% invested in equities.
   Given an improving earnings outlook and attractive valuations for companies held in the Fund, we remain enthusiastic about the Fund's prospects in the year ahead.


                        INVESTMENT OBJECTIVE AND STRATEGY

     The objective of the Large Cap Growth Fund is to maximize long-term capital appreciation. The Fund pursues this objective by investing at least 80% of its net assets in the common stocks of domestic growth companies with capitalizations of $5 billion or more at the time of purchase.


                                PORTFOLIO SUMMARY

                Net Asset Value 12/31/01:   $34.47 Per Share
                                 6/30/01:   $38.99 Per Share

                        Total Net Assets:   $95.5 Million

             Weighted Average Market Cap:  $113.5 Billion

                          TOTAL DIVIDEND:    $0.34 PER SHARE
                  Long-Term Capital Gain:    $0.34 Per Share


                         PORTFOLIO STRUCTURE - BY SECTOR
                             (% OF TOTAL NET ASSETS)

                                  [BAR CHART]

                            Health Technology    18.8
                        Electronic Technology    16.8
                                      Finance    11.8
                          Technology Services    11.6
                                 Retail Trade    10.2
                       Producer Manufacturing     9.0
                        Consumer Non-Durables     5.4
                            Consumer Services     4.8
                       Sectors 3.4% and Under     9.2
                      Cash & Other Net Assets     2.4

12
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                          AVERAGE ANNUAL TOTAL RETURNS*

                      SIT                             RUSSELL
                   LARGE CAP           S&P             1000
                  GROWTH FUND       500 INDEX       GROWTH INDEX
                  -----------       ---------       ------------

3 Month**            15.06%           10.69%           15.15%
6 Month**           -10.73            -5.56            -7.20
1 Year              -27.70           -11.88           -20.42
5 Years               7.40            10.70             8.27
10 Year***            9.93            12.94            10.80
Inception***         13.10            15.64            14.46
  (9/2/82)

                            CUMULATIVE TOTAL RETURNS*

                      SIT                             RUSSELL
                   LARGE CAP           S&P             1000
                  GROWTH FUND       500 INDEX       GROWTH INDEX
                  -----------       ---------       ------------

1 Year              -27.70%          -11.88%          -20.42%
5 Year               42.90            66.23            48.79
10 Year***          157.67           237.52           178.77
Inception***        981.78          1562.53          1263.97
  (9/2/82)


*AS OF 12/31/01                                                **NOT ANNUALIZED.



--------------------------------------------------------------------------------
PERFORMANCE FIGURES ARE HISTORICAL AND DO NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL VARY, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE CHANGES IN SHARE PRICE AS WELL AS REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS. MANAGEMENT FEES AND ADMINISTRATIVE EXPENSES ARE INCLUDED IN THE FUND'S PERFORMANCE; HOWEVER, FEES AND EXPENSES ARE NOT INCORPORATED IN THE RUSSELL 1000 GROWTH INDEX AND THE S&P 500 INDEX.
***ON 6/6/93, THE FUND'S INVESTMENT OBJECTIVE CHANGED TO ALLOW FOR A PORTFOLIO OF 100% STOCKS. PRIOR TO THAT TIME, THE PORTFOLIO WAS REQUIRED TO CONTAIN NO MORE THAN 80% STOCKS.


                                GROWTH OF $10,000

                               [PLOT POINTS CHART]

The sum of $10,000 invested at inception (9/2/82) and held until 12/31/01 would have grown to $108,178 in the Fund or $166,253 in the S&P 500 Index assuming reinvestment of all dividends and capital gains.


                                 TOP 10 HOLDINGS

                        * Microsoft Corp.
                        * General Electric Co.
                        * Target Corp.
                        * Pfizer, Inc.
                        * Tyco International, Ltd.
                        * Amgen, Inc.
                        * American International Group, Inc.
                        * Cisco Systems, Inc.
                        * Intel Corp.
                        * Citigroup, Inc.

                          Total Number of Holdings: 70

SIT LARGE CAP GROWTH FUND
-------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS - DECEMBER 31, 2001 (UNAUDITED)

-------------------------------------------------------------------------------
QUANTITY            NAME OF ISSUER                           MARKET VALUE($)(1)
-------------------------------------------------------------------------------
COMMON STOCKS (97.6%) (2)

     COMMERCIAL SERVICES (0.7%)
           25,000   SYSCO Corp.                                       $655,500
                                                                 --------------
     COMMUNICATIONS (3.4%)
           53,600   Nextel Communications, Inc. (3)                    587,456
           38,500   Sprint Corp. (3)                                   939,785
           66,200   Vodafone Group, A.D.R.                           1,700,016
                                                                 --------------
                                                                     3,227,257
                                                                 --------------
     CONSUMER DURABLES (0.6%)
           10,900   Harley-Davidson, Inc.                              591,979
                                                                 --------------
     CONSUMER NON-DURABLES (5.4%)
           25,700   Colgate-Palmolive Co.                            1,484,175
           20,550   Kraft Foods, Inc.                                  699,316
           46,100   PepsiCo, Inc.                                    2,244,609
            9,000   The Procter & Gamble Co.                           712,170
                                                                 --------------
                                                                     5,140,270
                                                                 --------------
     CONSUMER SERVICES (4.8%)
           55,900   AOL Time Warner, Inc. (3)                        1,794,390
           98,350   Liberty Media Corp. (3)                          1,376,900
           32,977   Viacom, Inc. (3)                                 1,455,935
                                                                 --------------
                                                                     4,627,225
                                                                 --------------
     ELECTRONIC TECHNOLOGY (16.8%)
            9,500   Analog Devices, Inc. (3)                           421,705
           20,000   Brocade Comm. Systems, Inc. (3)                    662,400
           41,300   Ciena Corp. (3)                                    591,003
          142,300   Cisco Systems, Inc. (3)                          2,577,053
           42,000   Dell Computer Corp. (3)                          1,141,560
           29,000   EMC Corp. (3)                                      389,760
           81,300   Intel Corp.                                      2,556,885
           20,400   International Business Machines, Inc.            2,467,584
           67,500   JDS Uniphase Corp. (3)                             585,900
           34,350   Linear Technology Corp.                          1,341,024
           62,400   Nokia Corp., A.D.R.                              1,530,672
           19,000   QUALCOMM, Inc. (3)                                 959,500
           69,600   Sun Microsystems, Inc. (3)                         856,080
                                                                 --------------
                                                                    16,081,126
                                                                 --------------
     ENERGY MINERALS (1.6%)
           27,500   Anadarko Petroleum Corp.                         1,563,375
                                                                 --------------
     FINANCE (11.8%)
           33,462   American International Group, Inc.               2,656,883
           50,000   Citigroup, Inc.                                  2,524,000

-------------------------------------------------------------------------------
QUANTITY            NAME OF ISSUER                           MARKET VALUE($)(1)
-------------------------------------------------------------------------------
           14,500   Fifth Third Bancorp                                889,285
           17,600   Marsh & McLennan Cos., Inc.                      1,891,120
            4,300   Northern Trust Corp.                               258,946
            3,500   The Goldman Sachs Group, Inc.                      324,625
           29,400   Wells Fargo Co.                                  1,277,430
           15,500   XL Capital, Ltd.                                 1,416,080
                                                                 --------------
                                                                    11,238,369
                                                                 --------------
     HEALTH SERVICES (2.6%)
           10,850   Cardinal Health, Inc.                              701,561
           24,500   UnitedHealth Group, Inc.                         1,733,865
                                                                 --------------
                                                                     2,435,426
                                                                 --------------
     HEALTH TECHNOLOGY (18.8%)
           49,700   Amgen, Inc. (3)                                  2,805,068
           19,600   Baxter International, Inc.                       1,051,148
           19,300   Elan Corp., A.D.R. (3)                             869,658
           23,800   Eli Lilly and Co.                                1,869,252
           20,000   Genzyme Corp. (3)                                1,197,200
           11,600   Human Genome Sciences, Inc. (3)                    391,152
           16,000   Johnson & Johnson                                  945,600
           10,700   MedImmune, Inc. (3)                                495,945
           46,150   Medtronic, Inc.                                  2,363,342
           24,700   Merck & Co., Inc.                                1,452,360
           86,625   Pfizer, Inc.                                     3,452,006
           25,000   Pharmacia Corp.                                  1,066,250
                                                                 --------------
                                                                    17,958,981
                                                                 --------------
     PRODUCER MANUFACTURING (9.0%)
          107,200   General Electric Co.                             4,296,576
           19,500   Lockheed Martin Corp.                              910,065
            3,800   MN Mining and Manufacturing Co.                    449,198
           49,500   Tyco International, Ltd.                         2,915,550
                                                                 --------------
                                                                     8,571,389
                                                                 --------------
     RETAIL TRADE (10.2%)
            8,700   Best Buy Co., Inc. (3)                             647,976
           46,950   Home Depot, Inc.                                 2,394,919
           14,600   Kohl's Corp. (3)                                 1,028,424
           17,300   Lowe's Companies, Inc.                             802,893
           86,200   Target Corp.                                     3,538,510
           38,800   Walgreen Co.                                     1,306,008
                                                                 --------------
                                                                     9,718,730
                                                                 --------------
     TECHNOLOGY SERVICES (11.6%)
           15,000   Adobe Systems, Inc.                                465,750
            5,500   Automatic Data Processing, Inc.                    323,950

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-------------------------------------------------------------------------------
QUANTITY            NAME OF ISSUER                           MARKET VALUE($)(1)
-------------------------------------------------------------------------------
           39,400   Ceridian Corp. (3)                                 738,750
           23,200   Check Point Software Tech., Ltd. (3)               925,448
           12,000   Electronic Data Systems Corp.                      822,600
            8,000   First Data Corp.                                   627,600
           68,500   Microsoft Corp. (3)                              4,538,125
           36,200   Oracle Corp. (3)                                   499,922
           16,500   PeopleSoft, Inc. (3)                               663,300
           14,500   VeriSign, Inc. (3)                                 551,580
           19,900   VERITAS Software Corp. (3)                         892,117
                                                                 --------------
                                                                    11,049,142
                                                                 --------------
     UTILITIES (0.3%)
           18,900   Calpine Corp. (3)                                  317,331
                                                                 --------------

Total common stocks                                                 93,176,100
       (cost: $89,526,240)                                       --------------

SHORT-TERM SECURITIES (1.0%) (2)
          980,000   Sit Money Market Fund, 1.44% (4)                   980,000
       (cost: $980,000)                                          --------------

Total investments in securities
       (cost: $90,506,240) (5)                                     $94,156,100
                                                                 ==============


        See accompanying notes to portfolios of investments on page 36.

[PHOTO]  SIT MID CAP GROWTH FUND
         SIX MONTHS ENDED DECEMBER 31, 2001
         -----------------------------------------------------------------------
         EUGENE C. SIT, CFA, SENIOR PORTFOLIO MANAGER
         ERIK S. ANDERSON, CFA, SENIOR PORTFOLIO MANAGER

   The Sit Mid Cap Growth Fund's six-month return was -13.7%, compared to -8.3% for the Russell MidCap Growth Index. The S&P MidCap 400 Index Fund fell -1.6% during the period. Performance trends improved during the fourth quarter, as the Fund returned +24.7%, compared to the +18.0% and +27.1% for the S&P MidCap 400 Index and Russell MidCap Growth Index, respectively.
   While the second half of 2001 proved to be another challenging period for the equity markets, the economic environment during the third quarter was dramatically different than that of the fourth quarter. The third quarter was marked by a rapid deceleration in the economy, the tragic events of September 11th, and a sharp decline in the equity market. A more positive environment emerged in the fourth quarter, which was characterized by early successes in the war against terrorism, improving consumer confidence, signs of improvement in the industrial sector (including technology), and a rise in the equity market. The strong stock performance during the final months of the year was led by many of the sectors that had been hit hard in the economic downturn, particularly technology-related sectors. Based on our outlook for improving economic conditions in 2002, it is our view that the "defensive" orientation of the market, which has strongly favored value-oriented issues, has largely run its course. Indeed, as measured by the Russell MidCap Indices, growth stocks outperformed value issues by fifteen percentage points during the fourth quarter. Based on improved relative valuation metrics and the prospect for improving fundamentals in the several key high growth sectors (particularly technology), we believe a better environment for growth investing lies ahead.
   The most significant sector weighting increases over the past six months include electronic technology, retail trade, producer manufacturing, and commercial services. New purchases in these sectors included Nvidia, Broadcom, Brocade Communications, Best Buy, Costco, Autozone, TJX, L-3 Communications, ITT Industries, Lamar Advertising, and McGraw-Hill. Sector weighting decreases occurred in technology services, finance, and industrial services. Sales included Mercury Interactive, BEA Systems, PNC Financial, Stillwell, Noble Drilling, and Transocean Sedco. As of December 31st , the Fund was 95% invested in equities.
   The strong recent performance of mid cap growth stocks has been encouraging , and we look forward to an improving investment environment the year ahead. We appreciate shareholders' continued interest in the Fund.


                        INVESTMENT OBJECTIVE AND STRATEGY

     The objective of the Sit Mid Cap Growth Fund is to maximize long-term capital appreciation. The Fund pursues this objective by investing at least 80% of its net assets in the common stocks of growth companies with capitalizations of $2 billion to $15 billion at the time of purchase.


                                PORTFOLIO SUMMARY

                   Net Asset Value 12/31/01:   $10.45 Per Share
                                    6/30/01:   $12.37 Per Share

                           Total Net Assets:  $252.9 Million

                Weighted Average Market Cap:    $9.6 Billion

                             TOTAL DIVIDEND:    $0.23 PER SHARE
                     Long-Term Capital Gain:    $0.23 Per Share


                         PORTFOLIO STRUCTURE - BY SECTOR
                             (% OF TOTAL NET ASSETS)

                                   [BAR CHART]

                        Electronic Technology    19.1
                            Health Technology    18.5
                          Technology Services    15.3
                                 Retail Trade    10.2
                                      Finance     8.8
                              Health Services     6.2
                       Producer Manufacturing     4.6
                       Sectors 3.5% and Under    12.4
                    Cash and Other Net Assets     4.9

16
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                          AVERAGE ANNUAL TOTAL RETURNS*

                     SIT            S&P             RUSSELL
                   MID CAP         MIDCAP           MID CAP
                 GROWTH FUND      400 INDEX      GROWTH INDEX
                 -----------      ---------      ------------

3 Month**           24.74%          17.99%           27.06%
6 Month**          -13.68           -1.56            -8.26
1 Year             -33.39           -0.61           -20.15
5 Year               6.46           16.12             9.02
10 Year              8.94           15.02            11.10
Inception           15.72           17.61             --
  (9/2/82)

                            CUMULATIVE TOTAL RETURNS*

                     SIT            S&P             RUSSELL
                   MID CAP         MIDCAP           MID CAP
                 GROWTH FUND      400 INDEX      GROWTH INDEX
                 -----------      ---------      ------------

1 Year             -33.39%          -0.61%          -20.15%
5 Year              36.72          111.12            53.99
10 Year            135.42          305.13           186.62
Inception         1583.44         2204.21             --
  (9/2/82)


*AS OF 12/31/01                                                **NOT ANNUALIZED.



--------------------------------------------------------------------------------
PERFORMANCE FIGURES ARE HISTORICAL AND DO NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL VARY, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE CHANGES IN SHARE PRICE AS WELL AS REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS. MANAGEMENT FEES AND ADMINISTRATIVE EXPENSES ARE INCLUDED IN THE FUND'S PERFORMANCE; HOWEVER, FEES AND EXPENSES ARE NOT INCORPORATED IN THE RUSSELL MID CAP GROWTH INDEX AND THE S&P MIDCAP 400 INDEX.


                                GROWTH OF $10,000

                               [PLOT POINTS CHART]

The sum of $10,000 invested at inception (9/2/82) and held until 12/31/01 would have grown to $168,344 in the Fund, or $230,421 in the S&P MidCap 400 Index assuming reinvestment of all dividends and capital gains.


                                 TOP 10 HOLDINGS

                        * Elan Corp., A.D.R.
                        * Kohl's Corp.
                        * IDEC Pharmaceuticals Corp.
                        * TCF Financial Corp.
                        * Genzyme Corp.
                        * Electronic Arts, Inc.
                        * Concord EFS, Inc.
                        * Fiserv, Inc.
                        * Check Point Software Tech., Ltd.
                        * Biogen, Inc.

                          Total Number of Holdings: 70

SIT MID CAP GROWTH FUND
-------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS - DECEMBER 31, 2001 (UNAUDITED)

-------------------------------------------------------------------------------
QUANTITY      NAME OF ISSUER                                 MARKET VALUE($)(1)
-------------------------------------------------------------------------------
COMMON STOCKS (95.1%) (2)

   COMMERCIAL SERVICES (3.2%)
     112,650  Lamar Advertising Co. (3)                              4,769,601
      56,500  McGraw-Hill Companies, Inc.                            3,445,370
                                                                ---------------
                                                                     8,214,971
                                                                ---------------
   CONSUMER DURABLES (3.5%)
     106,900  Electronic Arts, Inc. (3)                              6,408,655
      43,400  Harley-Davidson, Inc.                                  2,357,054
                                                                ---------------
                                                                     8,765,709
                                                                ---------------
   CONSUMER SERVICES (1.2%)
     110,600  EchoStar Communications Corp. (3)                      3,038,182
                                                                ---------------

   ELECTRONIC TECHNOLOGY (19.1%)
     348,200  ADC Telecommunications, Inc. (3)                       1,601,720
      95,050  Analog Devices, Inc. (3)                               4,219,270
     175,400  Applied Micro Circuits Corp. (3)                       1,985,528
     116,450  Broadcom Corp. (3)                                     4,759,312
      96,400  Brocade Communications Sys., Inc. (3)                  3,192,768
      59,050  Celestica, Inc. (3)                                    2,385,029
     101,400  CIENA Corp. (3)                                        1,451,034
      68,500  Integrated Device Technology, Inc. (3)                 1,821,415
     150,050  Jabil Circuit, Inc. (3)                                3,409,136
     358,400  JDS Uniphase Corp. (3)                                 3,110,912
      56,500  KLA-Tencor Corp. (3)                                   2,800,140
      47,950  Lexmark International, Inc. (3)                        2,829,050
      83,200  NVIDIA Corp. (3)                                       5,566,080
     147,600  ONI Systems Corp. (3)                                    925,452
     164,250  RF Micro Devices, Inc. (3)                             3,158,527
     392,250  Sonus Networks, Inc. (3)                               1,812,195
      85,700  Xilinx, Inc. (3)                                       3,346,585
                                                                ---------------
                                                                    48,374,153
                                                                ---------------
   ENERGY MINERALS (1.9%)
     125,100  Devon Energy Corp.                                     4,835,115
                                                                ---------------

   FINANCE (8.8%)
      96,350  Ace, Ltd.                                              3,868,452
      26,900  Capital One Financial Corp.                            1,451,255
      34,700  Hartford Financial Sevices Group, Inc.                 2,180,201
      87,500  Legg Mason, Inc.                                       4,373,250
      48,800  Lehman Brothers Holdings, Inc.                         3,259,840
     147,900  TCF Financial Corp.                                    7,096,242
                                                                ---------------
                                                                    22,229,240
                                                                ---------------

-------------------------------------------------------------------------------
QUANTITY      NAME OF ISSUER                                 MARKET VALUE($)(1)
-------------------------------------------------------------------------------
   HEALTH SERVICES (6.2%)
      24,700  AmerisourceBergen Corp.                                1,569,685
      29,700  Express Scripts, Inc. (3)                              1,388,772
      38,500  McKesson Corp.                                         1,439,900
      21,850  Oxford Health Plans, Inc. (3)                            658,559
      93,850  Tenet Healthcare Corp. (3)                             5,510,872
      43,100  Wellpoint Health Networks, Inc. (3)                    5,036,235
                                                                ---------------
                                                                    15,604,023
                                                                ---------------
   HEALTH TECHNOLOGY (18.5%)
      49,900  Allergan, Inc.                                         3,744,995
      97,200  Biogen, Inc. (3)                                       5,574,420
      64,750  Biomet, Inc.                                           2,000,775
     194,500  Elan Corp., A.D.R. (3)                                 8,764,170
     107,500  Genzyme Corp. (3)                                      6,434,950
       8,600  Gilead Sciences, Inc. (3)                                565,192
      89,100  Human Genome Sciences, Inc. (3)                        3,004,452
     109,200  IDEC Pharmaceuticals Corp. (3)                         7,527,156
      60,000  MedImmune, Inc. (3)                                    2,781,000
      60,100  Sepracor, Inc. (3)                                     3,429,306
      77,100  Waters Corp. (3)                                       2,987,625
                                                                ---------------
                                                                    46,814,041
                                                                ---------------
   INDUSTRIAL SERVICES (1.0%)
      39,400  Dynegy, Inc.                                           1,004,700
      43,550  Weatherford International, Inc. (3)                    1,622,673
                                                                ---------------
                                                                     2,627,373
                                                                ---------------
   PROCESS INDUSTRIES (1.0%)
      41,700   Millipore Corp.                                       2,531,190
                                                                ---------------
   PRODUCER MANUFACTURING (4.6%)
      90,000  Danaher Corp.                                          5,427,900
      51,100  ITT Industries, Inc.                                   2,580,550
      40,500  L-3 Communications Holdings, Inc. (3)                  3,645,000
                                                                ---------------
                                                                    11,653,450
                                                                ---------------
   RETAIL TRADE (10.2%)
      39,100  AutoZone, Inc. (3)                                     2,807,380
     113,900  Bed Bath & Beyond, Inc. (3)                            3,861,210
      58,500  Best Buy Co., Inc. (3)                                 4,357,080
      64,000  Costco Wholesale Corp. (3)                             2,840,320
      28,150  Family Dollar Stores, Inc.                               843,937
     121,400  Kohl's Corp. (3)                                       8,551,416
      65,150  The TJX Companies, Inc.                                2,596,879
                                                                ---------------
                                                                    25,858,222
                                                                ---------------

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-------------------------------------------------------------------------------
QUANTITY/PAR($) NAME OF ISSUER                               MARKET VALUE($)(1)
-------------------------------------------------------------------------------
   TECHNOLOGY SERVICES (15.3%)
     150,300  Ceridian Corp. (3)                                     2,818,125
     139,850  Check Point Software Tech., Ltd. (3)                   5,578,617
     176,200  Concord EFS, Inc. (3)                                  5,775,836
     224,100  Dendrite International, Inc. (3)                       3,144,123
     135,212  Fiserv, Inc. (3)                                       5,722,172
     128,100  PeopleSoft, Inc. (3)                                   5,149,620
      52,300  Siebel Systems, Inc. (3)                               1,463,354
     100,900  SunGard Data Systems, Inc. (3)                         2,919,037
      67,200  VeriSign, Inc. (3)                                     2,556,288
      79,300  VERITAS Software Corp. (3)                             3,555,019
                                                                ---------------
                                                                    38,682,191
                                                                ---------------
   UTILITIES (0.6%)
      82,700  Calpine Corp. (3)                                      1,388,533
                                                                ---------------

Total common stocks                                                240,616,393
   (cost:  $217,651,867)                                        ---------------

SHORT-TERM SECURITIES (2.2%) (2)
    5,655,000 Sit Money Market Fund, 1.44% (4)                       5,655,000
   (cost:  $5,655,000)                                          ---------------

Total investments in securities
   (cost:  $223,306,867) (5)                                      $246,271,393
                                                                ===============

        See accompanying notes to portfolios of investments on page 36.

[PHOTO]  SIT INTERNATIONAL GROWTH FUND
         SIX MONTHS ENDED DECEMBER 31, 2001
         -----------------------------------------------------------------------
         SENIOR PORTFOLIO MANAGERS
         EUGENE C. SIT, CFA AND ROGER J. SIT

   The Sit International Growth Fund decreased -14.4% for the six months ended December 31, 2001, compared with declines of -8.0% for the MSCI EAFE Index and -7.9% for the Lipper International Fund Index. The Fund's exposure to the software and insurance industries was the primary cause of underperformance, though this was partially offset by positive contributions from the Fund's holdings in the technology hardware industry and its underweighting in the automobile industry. For the quarter ended December 31st, the Fund returned +6.5%, while the MSCI EAFE and Lipper International Fund Indices increased +7.0% and +8.4%, respectively.
   Our weighting in Europe on December 31st was 65.3%, versus 73.3% for the Index. We expect modestly positive economic growth in Europe in the coming year, as subsiding inflation allows the European Central Bank to ease interest rates, and the launch of the Euro into circulation and ongoing structural reforms attract investors back to the equity markets. We are positioning the Fund more aggressively in anticipation of recovering consumer and corporate demand. Recent additions include Carrefour, a global "hypermart" operator headquartered in France, and Cambridge Antibody, a UK-based biotechnology firm.
   The Fund had a 10.1% weighting in Japan on December 31st, versus 20.1% for the Index. Sluggish consumer sentiment, poor export demand, persistent deflation, and lack of progress on the reform front does not bode well for the economy in the coming months. We believe that other regions of the world currently offer more promising investment opportunities and have reduced our holdings in this market.
   In Asia ex-Japan, the Fund had a weighting of 8.9% on December 31st, compared with 6.6% for the Index. We continue to believe that the large-capitalization, Hong Kong-based companies in our portfolio are well-positioned to benefit from the opportunities that will be created in the wake of China's recent entry into the WTO. In addition, during the quarter, we increased our position in News Corp, the Australian media conglomerate. We expect this company's regionally-diversified holdings will perform well during the global economic recovery.


                        INVESTMENT OBJECTIVE AND STRATEGY

   The objective of the International Growth Fund is long-term growth. The Fund seeks to achieve its objective by investing at least 90% of its net assets in common stocks of growth companies domiciled outside the United States.
   In selecting investments for the Fund, the Sub-Adviser begins by selecting countries or regions in which to invest by considering several factors affecting the economy and equity market of foreign countries and regions. After the country and regional allocations are determined, the Sub-Adviser seeks industries and sectors that it believes have earnings growth prospects that are greater than the average. Within the selected industries and sectors, the Sub-Adviser invests in foreign growth-oriented companies it believes exhibit the potential for superior growth.


                                PORTFOLIO SUMMARY

                  Net Asset Value 12/31/01:  $12.50 Per Share
                                   6/30/01:  $14.61 Per Share

                          Total Net Assets:  $87.6 Million

               Weighted Average Market Cap:  $59.8 Billion


                         PORTFOLIO STRUCTURE - BY REGION
                             (% OF TOTAL NET ASSETS)

                                   [BAR CHART]

                                 SIT INT'L       Morgan Stanley
                                GROWTH FUND        EAFE Index

         France, Germany, UK       38.3               43.7
                Europe Other       27.0               29.6
                       Japan       10.1               20.1
               Pacific Basin        8.9                6.6
          Africa/Middle East        3.1                0.0
               North America        1.9                0.0
               Latin America        1.5                0.0
   Cash and Other Net Assets        9.2                0.0

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                          AVERAGE ANNUAL TOTAL RETURNS*

                      SIT          MORGAN STANLEY      LIPPER
                 INTERNATIONAL      CAPITAL INT'L       INT'L
                  GROWTH FUND        EAFE INDEX         INDEX
                  -----------        ----------         -----

3 Month**             6.47%             6.97%           8.44%
6 Month**           -14.44             -8.00           -7.88
1 Year              -33.26            -21.44          -19.33
5 Year               -1.65              0.89            2.76
10 Year               5.07              4.46            6.93
Inception             5.40              4.41            6.83
  (11/1/91)

                            CUMULATIVE TOTAL RETURNS*

                      SIT          MORGAN STANLEY      LIPPER
                 INTERNATIONAL      CAPITAL INT'L       INT'L
                  GROWTH FUND        EAFE INDEX         INDEX
                  -----------        ----------         -----


1 Year              -33.26%           -21.44%         -19.33%
5 Year               -7.99              4.55           14.58
10 Year              64.06             54.72           95.49
Inception            70.78             55.12           95.86
  (11/1/91)


*AS OF 12/31/01                                                **NOT ANNUALIZED.



--------------------------------------------------------------------------------
PERFORMANCE FIGURES ARE HISTORICAL AND DO NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL VARY, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE CHANGES IN SHARE PRICE AS WELL AS REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS. MANAGEMENT FEES AND ADMINISTRATIVE EXPENSES ARE INCLUDED IN THE FUND'S PERFORMANCE; HOWEVER, FEES AND EXPENSES ARE NOT INCORPORATED IN THE MORGAN STANLEY CAPITAL INTERNATIONAL EAFE (EUROPE, AUSTRALIA, FAR EAST) INDEX. THE LIPPER AVERAGES AND INDICES ARE OBTAINED FROM LIPPER ANALYTICAL SERVICES, INC., A LARGE INDEPENDENT EVALUATOR OF MUTUAL FUNDS.


                                GROWTH OF $10,000

                               [PLOT POINTS CHART]

The sum of $10,000 invested at inception (11/1/91) and held until 12/31/01 would have grown to $17,078 in the Fund, or $15,512 in the Morgan Stanley EAFE Index assuming reinvestment of all dividends and capital gains.


                         PORTFOLIO STRUCTURE - BY SECTOR
                             (% OF TOTAL NET ASSETS)

                                   [BAR CHART]

                                      Finance    20.6
                            Health Technology    18.2
                        Electronic Technology    12.4
                               Communications     9.0
                        Consumer Non-Durables     6.9
                              Energy Minerals     4.7
                          Technology Services     4.1
                       Sectors Less than 4.0%    14.9
                    Cash and Other Net Assets     9.2

SIT INTERNATIONAL GROWTH FUND
--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS - DECEMBER 31, 2001 (UNAUDITED)

                                TOP 10 HOLDINGS

                          * Vodafone Group, p.l.c.
                          * Takeda Chemical Industries
                          * Elan Corp., p.l.c., ADR
                          * Glaxosmithkline, A.D.R.
                          * UBS AG
                          * Nokia Corp., A.D.R.
                          * Muenchener Rueckver
                          * HSBC Holdings p.l.c.
                          * BP p.l.c., A.D.R.
                          * ING Groep N.V.

                          Total Number of Holdings: 74

-------------------------------------------------------------------------------
QUANTITY      NAME OF ISSUER                                 MARKET VALUE($)(1)
-------------------------------------------------------------------------------
COMMON STOCKS (90.8%) (2)
   AFRICA/ MIDDLE EAST (3.1%)
    ISRAEL (3.1%)
     22,000   Amdocs, Ltd. (Technology Services) (3)                  $747,340
     21,600   Check Point Software Technologies, Ltd.,
               A.D.R. (Technology Services) (3)                        861,624
     28,100   Comverse Technology, Inc. (Electronic
               Technology) (3)                                         628,597
      7,000   Teva Pharmaceutical, A.D.R. (Health
               Technology)                                             431,410
                                                               ----------------
                                                                     2,668,971
                                                               ----------------
   ASIA (19.0%)
    AUSTRALIA (0.9%)
     28,700   News Corp., Ltd., A.D.R. (Consumer Svcs.)                759,402
                                                               ----------------
    HONG KONG (3.9%)
     98,000   Cheung Kong Hldgs., Ltd. (Industrial
               Services)                                             1,017,973
    259,000   Citic Pacific, Ltd. (Industrial Services)                576,268
    158,000   HSBC Holdings, p.l.c. (Finance)                        1,848,907
                                                               ----------------
                                                                     3,443,148
                                                               ----------------
    JAPAN (10.1%)
     57,800   AFLAC, Inc., A.D.R. (Finance)                          1,419,568
     22,000   Canon, Inc. (Electronic Technology)                      757,058
     19,000   Ito Yokado Co., Ltd. (Retail Trade)                      858,233
     45,000   Kao Corp. (Consumber Non-Durables)                       935,640
         82   NTT DoCoMo, Inc. (Communications)                        963,528
     22,300   Sony Corp. (Consumer Durables)                         1,019,205
     65,000   Takeda Chemical Industries
               (Health Technology)                                   2,941,020
                                                               ----------------
                                                                     8,894,252
                                                               ----------------

-------------------------------------------------------------------------------
QUANTITY      NAME OF ISSUER                                 MARKET VALUE($)(1)
-------------------------------------------------------------------------------
    SINGAPORE (2.0%)
     73,846   DBS Group Holdings, Ltd. (Finance)                       551,895
     18,600   Flextronics Intl., Ltd. (Electronic
               Technology) (3)                                         446,214
    109,000   Venture Mfg., Ltd. (Electronic Tech.)                    785,107
                                                               ----------------
                                                                     1,783,216
                                                               ----------------
    TAIWAN (1.4%)
    268,632   Hon Hai Precision Industry (Electronic
               Technology) (3)                                       1,228,382
                                                               ----------------
    THAILAND (0.7%)
    634,000   Advanced Info Services (Communications)                  584,117
                                                               ----------------
   EUROPE (65.3%)
    BELGIUM (0.5%)
     16,500   Interbrew (Consumer Non-Durables)                        451,755
                                                               ----------------
    FINLAND (2.8%)
    100,100   Nokia Corp., A.D.R. (Electronic Tech.)                 2,455,453
                                                               ----------------
    FRANCE (16.4%)
     63,730   AXA (Finance)                                          1,331,775
     11,390   Aventis, S.A. (Health Technology)                        808,776
     11,500   Business Objects, A.D.R. (Tech. Svcs.) (3)               388,700
     20,400   Business Objects (Tech. Services) (3)                    682,046
      6,530   Carrefour SA (Retail Trade)                              339,547
     13,120   Groupe Danone (Cons. Non-Durables)                     1,600,399
     20,050   L'oreal Co. (Consumer Non-Durables)                    1,444,231
     43,800   STMicroelectronics, A.D.R. (Electronic
               Technology)                                           1,387,146
     12,840   Sanofi-Synthelabo, S.A. (Health Tech.)                   958,038
     22,300   Schlumberger, Ltd. (Industrial
               Services)                                             1,225,385
     51,310   Suez, S.A. (Utilities)                                 1,553,298
      7,300   Total Fina, S.A. (Energy Minerals)                     1,042,560
     12,790   Vivendi Environment (Utilities)                          426,591
     12,790   Vivendi Environment Warrants 03/08/06
               (Utilities) (3)                                           5,238
     21,500   Vivendi Universal (Consumer Services)                  1,177,301
                                                               ----------------
                                                                    14,371,031
                                                               ----------------
    GERMANY (5.2%)
      5,897   Allianz AG (Finance)                                   1,394,022
      8,300   Muenchener Rueckver (Finance)                          2,254,728
      6,900   SAP AG (Technology Services)                             904,399
                                                               ----------------
                                                                     4,553,149
                                                               ----------------

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-------------------------------------------------------------------------------
QUANTITY      NAME OF ISSUER                                 MARKET VALUE($)(1)
-------------------------------------------------------------------------------
    IRELAND (3.4%)
     65,200   Elan Corp., p.l.c., A.D.R. (Health
               Technology) (3)                                       2,937,912
                                                               ----------------
    ITALY (2.1%)
     20,500   Assicurazioni Generali (Finance)                         569,485
     57,100   Telecom Italia (Communications)                          488,069
    147,250   Telecom Italia Mobile Spa
                 (Communications)                                      822,047
                                                               ----------------
                                                                     1,879,601
                                                               ----------------
    NETHERLANDS (5.9%)
     49,900   ASML Holding N.V., A.D.R.
               (Electronic Technology) (3)                             850,795
     32,380   Aegon N.V., A.D.R. (Finance)                             866,813
     71,440   ING Groep N.V. (Finance)                               1,821,748
     14,980   Koninklijke Ahold (Retail Trade)                         435,881
     25,200   Royal Dutch Petroleum, A.D.R.
               (Energy Minerals)                                     1,235,304
                                                               ----------------
                                                                     5,210,541
                                                               ----------------
    SPAIN (3.3%)
     66,553   Banca Bilbao Vizcaya Argentaria, S.A.
               (Finance)                                               823,676
     47,500   Endesa, S.A. (Utilities)                                 743,086
     95,311   Telefonica, S.A. (Communications)                      1,275,487
                                                               ----------------
                                                                     2,842,249
                                                               ----------------
    SWEDEN (2.1%)
    137,300   L.M. Ericsson Telephone Co., A.D.R.
               (Electronic Technology)                                 716,706
     60,800   Securitas 'B' (Commercial Svcs.)                       1,153,437
                                                               ----------------
                                                                     1,870,143
                                                               ----------------
    SWITZERLAND (6.9%)
      5,000   Nestle, S.A. (Consumer Non-Durables)                   1,066,079
     31,700   Novartis, A.G. (Health Technology)                     1,145,583
     16,600   Roche Holdings, A.G. (Health Tech.)                    1,184,793
     52,200   UBS, A.G. (Finance)                                    2,634,696
                                                               ----------------
                                                                     6,031,151
                                                               ----------------
    UNITED KINGDOM (16.7%)
     29,534   AstraZeneca, p.l.c. (Health
               Technology)                                           1,354,268
     39,400   BP p.l.c., A.D.R. (Energy Minerals)                    1,832,494
     41,570   Barclays, p.l.c. (Finance)                             1,376,410
     20,290   Cambridge Antibody Tech. Group (Health
               Technology) (3)                                         569,345
     66,760   Celltech Group, p.l.c. (Health Tech.) (3)                849,208

-------------------------------------------------------------------------------
QUANTITY      NAME OF ISSUER                                 MARKET VALUE($)(1)
-------------------------------------------------------------------------------
     91,920   Compass Group, p.l.c. (Consumer Services)                688,975
     45,980   Diageo, p.l.c. (Consumer Non-Durables)                   525,321
     56,084   GlaxoSmithkline, p.l.c., A.D.R. (Health
                Technology)                                          2,794,105
     30,544   Pearson, p.l.c. (Consumer Services)                      351,632
     48,190   Royal Bank of Scotland (Finance)                       1,172,680
    1,200,105 Vodafone Group, p.l.c. (Communications)                3,139,601
                                                               ----------------
                                                                    14,654,039
                                                               ----------------
   LATIN AMERICA (1.5%)
    MEXICO (1.5%)
     17,900   Telefonos de Mexico S.A., A.D.R.
               (Communications)                                        626,858
    257,530   Wal-Mart de Mexico (Retail Trade)                        702,211
                                                               ----------------
                                                                     1,329,069
                                                               ----------------
   NORTH AMERICA (1.9%)
    CANADA (1.9%)
      7,900   Celestica, Inc., A.D.R. (Electronic
               Technology) (3)                                         319,081
     70,400   JDS Uniphase Corp. (Electronic
               Technology)                                             611,072
     33,300   PMC-Sierra, Inc., A.D.R. (Electronic
               Technology) (3)                                         707,958
                                                               ----------------
                                                                     1,638,111
                                                               ----------------

Total common stocks                                                 79,585,692
   (cost:  $86,846,726)                                        ----------------

SHORT TERM SECURITIES (9.3%) (2)
    8,138,000 Sit Money Market Fund, 1.44% (4)                       8,138,000
   (cost:  $8,138,000)                                         ----------------

Total investments in securities
   (cost:  $94,984,726) (5)                                        $87,723,692
                                                               ================

        See accompanying notes to portfolios of investments on page 36.

[PHOTO]  SIT SMALL CAP GROWTH FUND
         SIX MONTHS ENDED DECEMBER 31, 2001
         -----------------------------------------------------------------------
         EUGENE C. SIT, CFA, SENIOR PORTFOLIO MANAGER

   The Sit Small Cap Growth Fund returned -12.9% over the past six months. This compares to the six-month return of -9.3% for the Russell 2000 Growth Index, while the Russell 2000 Index fell to -4.1% over the period.
   Although stock returns were negative over the six-month period and for the full year, the equity market ended on an up note with a strong rebound in the final quarter of 2001. Over the last three months, the gain in stock prices has been supported by better than expected economic data along with the anticipation of improving economic conditions following the significant amount of fiscal and monetary stimuli applied over the past year, including eleven interest rate reductions by the Federal Reserve.
   The Fund's recent performance has been negatively impacted by performance in three of the most heavily weighted sectors, including technology services, electronic technology, and health technology. Until the most recent quarter, these sectors were among the hardest hit in the market correction, caused by a combination of high valuations, a deteriorating capital spending environment, and investors' strong preference for more conservative "value" issues. It is important to note that valuations in many of these high growth sectors are now much more reasonable, particularly relative to long-term growth rates. In addition, improving economic conditions in the year ahead should lead to less risk aversion on the part of investors, along with brightening prospects for information technology spending. In short, we believe investor psychology has potential to shift once again in favor of high growth stocks, quite similar to the rapid shift into value stocks that occurred in early 2000.
   The most significant sector weighting increases over the past six months include electronic technology, commercial services, and retail trade, through purchases of Microsemi, Fair Issac, Equifax, Chico's, and O'Reilly Automotive. Sector weighting decreases occurred in health technology and industrial services, through sales of Sepracor, Caliper Technologies, National Oilwell, Pride International, and Helmerich & Payne. As of December 31, 2001, the Fund was 93% invested in equities.
   We strongly believe that valuations for small company growth stocks remain attractive and, coupled with the likelihood of an improving economic environment, are optimistic about the Fund's intermediate- and long-term prospects.


                        INVESTMENT OBJECTIVE AND STRATEGY

   The objective of the Sit Small Cap Growth Fund is to maximize long-term capital appreciation. The Fund seeks to achieve its objective by investing at least 80% of its net assets in common stocks of small growth companies with capitalizations of $2.5 billion or less at the time of purchase.
   The Adviser invests in a diversified group of growing small companies it believes exhibit the potential for superior growth. The Adviser believes that a company's earnings growth is the primary determinant of its potential long-term return and evaluates a company's potential for above average long-term earnings and revenue growth.


                                PORTFOLIO SUMMARY

                 Net Asset Value 12/31/01:   $25.21 Per Share
                                  6/30/01:   $28.99 Per Share

                         Total Net Assets:  $205.7 Million

              Weighted Average Market Cap:    $2.1 Billion

                           TOTAL DIVIDEND:    $0.04 PER SHARE
                   Long-Term Capital Gain:    $0.04 Per Share


                         PORTFOLIO STRUCTURE - BY SECTOR
                             (% OF TOTAL NET ASSETS)

                                   [BAR CHART]

                        Electronic Technology    15.5
                                      Finance    13.2
                            Health Technology    12.9
                          Technology Services    11.1
                              Health Services     7.8
                           Process Industries     6.1
                            Consumer Services     4.1
                       Sectors 3.6% and Under    22.8
                      Cash & Other Net Assets     6.5

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                          AVERAGE ANNUAL TOTAL RETURNS*

                       SIT                            RUSSELL
                    SMALL CAP      RUSSELL 2000         2000
                   GROWTH FUND        INDEX         GROWTH INDEX
                   -----------        -----         ------------

3 Month**             17.22%         21.09%            26.17%
6 Month**            -12.90          -4.09             -9.27
1 Year               -28.19           2.49             -9.24
3 Year                16.76           6.42              0.25
5 Year                11.80           7.52              2.87
Inception             17.75          11.41              8.32
  (7/1/94)

                            CUMULATIVE TOTAL RETURNS*

                       SIT                            RUSSELL
                    SMALL CAP      RUSSELL 2000         2000
                   GROWTH FUND        INDEX         GROWTH INDEX
                   -----------        -----         ------------

1 Year               -28.19%          2.49%            -9.24%
3 Year                59.18          20.52              0.74
5 Year                74.70          43.71             15.19
Inception            241.00         124.96             82.25
  (7/1/94)


*AS OF 12/31/01                                                **NOT ANNUALIZED.



--------------------------------------------------------------------------------
PERFORMANCE FIGURES ARE HISTORICAL AND DO NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL VARY, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE CHANGES IN SHARE PRICE AS WELL AS REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS. MANAGEMENT FEES AND ADMINISTRATIVE EXPENSES ARE INCLUDED IN THE FUND'S PERFORMANCE; HOWEVER, FEES AND EXPENSES ARE NOT INCORPORATED IN THE RUSSELL 2000 INDEX AND THE RUSSELL 2000 GROWTH INDEX.


                                GROWTH OF $10,000

                               [PLOT POINTS CHART]

The sum of $10,000 invested at inception (7/1/94) and held until 12/31/01 would have grown to $34,100 in the Fund, or $22,496 in the Russell 2000 Index assuming reinvestment of all dividends and capital gains.


                                TOP 10 HOLDINGS

                        * Millipore Corp.
                        * BISYS Group, Inc.
                        * Arthur J. Gallagher & Co.
                        * Stericycle, Inc.
                        * New York Community Bancorp, Inc.
                        * Elantec Semiconductor, Inc.
                        * Legg Mason, Inc.
                        * Partnerre, Ltd.
                        * Mercury Genereal Corp.
                        * Quest Software, Inc.

                          Total Number of Holdings: 94

SIT SMALL CAP GROWTH FUND
-------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS - DECEMBER 31, 2001 (UNAUDITED)

-------------------------------------------------------------------------------
QUANTITY        NAME OF ISSUER                               MARKET VALUE($)(1)
-------------------------------------------------------------------------------
COMMON STOCKS (93.5%) (2)

    COMMERCIAL SERVICES (3.4%)
        77,550  Equifax, Inc.                                        1,872,832
        31,600  Fair, Isaac and Company, Inc.                        1,991,432
        87,350  Performance Food Group Co. (3)                       3,072,099
                                                                 --------------
                                                                     6,936,363
                                                                 --------------
    COMMUNICATIONS (0.9%)
       222,100  Pinnacle Holdings, Inc. (3)                             75,514
        96,950  Time Warner Telecom, Inc. (3)                        1,715,045
                                                                 --------------
                                                                     1,790,559
                                                                 --------------
    CONSUMER DURABLES (3.3%)
       118,500  Activision, Inc. (3)                                 3,082,185
        74,500  THQ, Inc. (3)                                        3,611,015
                                                                 --------------
                                                                     6,693,200
                                                                 --------------
    CONSUMER NON-DURABLES (2.0%)
        43,200  Coach, Inc. (3)                                      1,683,936
        50,500  Liz Claiborne, Inc.                                  2,512,375
                                                                 --------------
                                                                     4,196,311
                                                                 --------------
    CONSUMER SERVICES (4.1%)
        87,800  Emmis Communications Corp. (3)                       2,075,592
        28,000  Lee Enterprises, Inc.                                1,018,360
       183,800  Mediacom Communications Corp. (3)                    3,356,188
        92,000  Sylvan Learning Systems, Inc. (3)                    2,030,440
                                                                 --------------
                                                                     8,480,580
                                                                 --------------
    ELECTRONIC TECHNOLOGY (15.5%)
        16,500  Adaptec, Inc. (3)                                      239,250
        57,450  Andrew Corp. (3)                                     1,257,581
       195,650  Applied Micro Circuits Corp. (3)                     2,214,758
        16,000  Artisan Components, Inc. (3)                           252,800
        41,000  Catapult Communications Corp. (3)                    1,068,460
        55,050  ChipPAC, Inc. (3)                                      408,471
        71,000  Concurrent Computer Corp. (3)                        1,054,350
       104,000  Elantec Semiconductor, Inc. (3)                      3,993,600
       125,300  Exfo Electro-Optical Engineering, Inc. (3)           1,488,564
        83,650  Extreme Networks, Inc. (3)                           1,079,085
       197,500  Finisar Corp. (3)                                    2,008,575
        61,400  Flextronics International, Ltd. (3)                  1,472,986
       116,750  JDS Uniphase Corp. (3)                               1,013,390
        62,550  Microsemi Corp.                                      1,857,735
        22,500  Microtune, Inc. (3)                                    527,850
        37,000  Nanometrics Inc. (3)                                   717,800
        44,500  NetScreen Technologies, Inc. (3)                       984,785
        53,200  Newport Corp.                                        1,025,696
        36,000  Oak Technology, Inc. (3)                               495,000
       114,500  ONI Systems Corp. (3)                                  717,915

-------------------------------------------------------------------------------
QUANTITY        NAME OF ISSUER                               MARKET VALUE($)(1)
-------------------------------------------------------------------------------
       342,500  Oplink Communications, Inc. (3)                        645,612
        59,350  Plexus Corp. (3)                                     1,576,336
        77,500  PMC-Sierra, Inc. (3)                                 1,647,650
        44,000  Powerwave Technologies, Inc. (3)                       760,320
        33,000  SeaChange International, Inc. (3)                    1,125,960
        68,000  TriQuint Semiconductor, Inc. (3)                       833,680
        37,300  Varian Semiconductor Equip. Associates, Inc. (3)     1,290,207
        19,700  Xicor, Inc. (3)                                        218,670
                                                                 --------------
                                                                    31,977,086
                                                                 --------------
    ENERGY MINERALS (1.8%)
       101,500  Newfield Exploration Co. (3)                         3,604,265
                                                                 --------------
    FINANCE (13.2%)
        14,500  Affiliated Managers Group, Inc. (3)                  1,021,960
         9,750  Ambac Financial Group, Inc.                            564,135
       169,400  Arthur J. Gallagher & Co.                            5,842,606
        15,100  Commerce Bancorp, Inc.                                 594,034
        78,250  Federated Investors, Inc.                            2,494,610
        78,000  Legg Mason, Inc.                                     3,898,440
        83,950  Mercury General Corp.                                3,665,257
       233,905  New York Community Bancorp, Inc.                     5,349,407
        70,700  Partnerre, Ltd.                                      3,817,800
                                                                 --------------
                                                                    27,248,249
                                                                 --------------
    HEALTH SERVICES (7.8%)
        70,500  AdvancePCS (3)                                       2,069,175
        27,500  Express Scripts, Inc. (3)                            1,285,900
        16,400  Oxford Health Plans, Inc. (3)                          494,296
        90,900  Stericycle, Inc. (3)                                 5,533,992
        45,900  Trigon Healthcare, Inc. (3)                          3,187,755
        79,400  Universal Health Services, Inc. (3)                  3,396,732
                                                                 --------------
                                                                    15,967,850
                                                                 --------------
    HEALTH TECHNOLOGY (12.9%)
       176,650  Biosite, Inc. (3)                                    3,245,061
       127,100  Cell Therapeutics, Inc. (3)                          3,068,194
        74,550  CryoLife, Inc. (3)                                   2,236,500
        43,500  IDEC Pharmaceuticals Corp. (3)                       2,998,455
        29,604  ImClone Systems, Inc. (3)                            1,375,402
        16,500  Invitrogen Corp. (3)                                 1,021,845
         4,000  NPS Pharmaceuticals, Inc. (3)                          153,200
        68,000  PerkinElmer, Inc.                                    2,381,360
        89,600  Protein Design Labs, Inc. (3)                        2,938,880
        30,500  ResMed, Inc. (3)                                     1,644,560
       154,200  Sangamo BioSciences, Inc. (3)                        1,440,228
        55,500  Techne Corp. (3)                                     2,045,175
        89,600  Ventana Medical Systems, Inc. (3)                    2,026,752
                                                                 --------------
                                                                    26,575,612
                                                                 --------------

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-------------------------------------------------------------------------------
QUANTITY        NAME OF ISSUER                               MARKET VALUE($)(1)
-------------------------------------------------------------------------------
    INDUSTRIAL SERVICES (0.6%)
        47,000  Insituform Technologies, Inc. (3)                    1,202,260
                                                                 --------------
    PROCESS INDUSTRIES (6.1%)
        44,700  CUNO, Inc. (3)                                       1,363,350
       152,400  Millipore Corp.                                      9,250,680
        79,500  Pall Corp.                                           1,912,770
                                                                 --------------
                                                                    12,526,800
                                                                 --------------
    PRODUCER MANUFACTURING (3.6%)
       111,950  Capstone Turbine Corp. (3)                             605,650
        82,350  Flowserve Corp. (3)                                  2,191,333
        49,000  Jacobs Engineering Group, Inc.  (3)                  3,234,000
        62,000  Shaw Group, Inc. (3)                                 1,457,000
                                                                 --------------
                                                                     7,487,983
                                                                 --------------
    RETAIL TRADE (2.9%)
        61,500  Chico's FAS, Inc. (3)                                2,441,550
        48,750  Christopher & Banks Corp. (3)                        1,669,688
        52,200  O'Reilly Automotive, Inc. (3)                        1,903,734
                                                                 --------------
                                                                     6,014,972
                                                                 --------------
    TECHNOLOGY SERVICES (11.1%)
       114,400  BISYS Group, Inc. (3)                                7,320,456
        71,250  Business Objects S.A., A.D.R. (3)                    2,408,250
       208,050  Dendrite International, Inc. (3)                     2,918,942
        20,250  Kronos, Inc. (3)                                       979,695
        47,000  Mercury Interactive Corp. (3)                        1,597,060
        64,000  Portal Software, Inc. (3)                              133,120
       164,750  Quest Software, Inc. (3)                             3,642,622
       136,250  RSA Security, Inc. (3)                               2,378,925
        56,000  SmartForce Public Ltd., A.D.R. (3)                   1,386,000
                                                                 --------------
                                                                    22,765,070
                                                                 --------------
    TRANSPORTATION (2.1%)
        78,700  C.H. Robinson Worldwide, Inc.                        2,275,611
        97,800  Swift Transportation Co., Inc. (3)                   2,103,678
                                                                 --------------
                                                                     4,379,289
                                                                 --------------
    UTILITIES (2.2%)
        62,050  Equitable Resources, Inc.                            2,114,044
       156,000  NRG Energy, Inc. (3)                                 2,418,000
                                                                 --------------
                                                                     4,532,044
                                                                 --------------
Total common stocks
      (cost: $213,247,907)                                         192,378,493
                                                                 --------------
SHORT-TERM SECURITIES (4.6%) (2)
      9,409,000 Sit Money Market Fund, 1.44% (4)                     9,409,000
      (cost: $9,409,000)                                         --------------

Total investments in securities
      (cost: $222,656,907) (5)                                    $201,787,493
                                                                 ==============

        See accompanying notes to portfolios of investments on page 36.

[PHOTO]  SIT SCIENCE AND TECHNOLOGY GROWTH FUND
         SIX MONTHS ENDED DECEMBER 31, 2001
         -----------------------------------------------------------------------
         EUGENE C. SIT, CFA, SENIOR PORTFOLIO MANAGER

   The Sit Science and Technology Growth Fund returned -20.0% over the last six months. The S&P 500 Index return was -5.6% over the period. The Fund's fourth quarter return was +24.2% compared to the +10.7% return for the S&P 500 Index.
    The difficult environment for Science and Technology investing persisted through most of 2001, although we believe the positive developments that supported the fourth quarter rebound in share prices portends a more favorable outlook for 2002 and 2003. First, since technology companies have been severely impacted by the global economic downturn, it has been encouraging to see that recent data points (i.e., consumer confidence, manufacturing surveys, durable goods orders) have indicated that the worst of the decline may be behind us. Second, perhaps coincident with this data, several major technology companies including Dell, Cisco, and Intel have stated that they are witnessing signs of stability in many key end markets. Importantly, as the economy begins to recover, we expect improved corporate cash flows to lead to capital expenditure increases, particularly for technology-related products. Although one should not expect a repeat of the "boom" period of the late 1990s, it is important to note that the long-term fundamentals underlying science and technology investing have not been altered by the recent economic slowdown. The pace of technological innovation will continue to be an essential driver of economic growth and productivity enhancement. We believe that the secular growth story is still in the early innings in such areas as wireless communication, E-commerce, broadband technology, software, and biotechnology.
   Changes in sector weightings over the past six months included an increase in electronic technology and technology services, while the weight declined in the health technology sector. As of December 31, 2001, the Fund was 98% invested in equity securities.
   Given the ongoing innovation and rapid change occurring within our economy, we believe there are many investment opportunities for dynamic companies within the science and technology universe. We continue to remain enthusiastic about the growth prospects for companies held in the Fund.


                        INVESTMENT OBJECTIVE AND STRATEGY

   The objective of the Fund is to maximize long-term capital appreciation. The Fund seeks to achieve its objective by investing at least 80% of its net assets in common stocks of companies principally engaged in science and technology business activities. Such companies include those whose assets, gross income, or net profits are significantly committed to, or derived from, science and technology. The Adviser seeks stocks of science and technology companies having superior growth potential in virtually any industry in which they may be found.


                                PORTFOLIO SUMMARY

                   Net Asset Value 12/31/01:  $12.17 Per Share
                                    6/30/01:  $15.23 Per Share

                           Total Net Assets:  $24.6 Million
                Weighted Average Market Cap:  $62.8 Billion
                             TOTAL DIVIDEND:   $0.01 PER SHARE
                     Long-Term Capital Gain:   $0.01 Per Share


                         PORTFOLIO STRUCTURE - BY SECTOR
                             (% OF TOTAL NET ASSETS)

                                   [BAR CHART]

                        Electronic Technology    36.5
                            Health Technology    28.0
                          Technology Services    20.3
                       Sectors 3.9% and Under    13.4
                      Cash & Other Net Assets     1.8

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                          AVERAGE ANNUAL TOTAL RETURNS*

                              SIT
                          SCIENCE AND
                          TECHNOLOGY           S&P
                          GROWTH FUND       500 INDEX
                          -----------       ---------

3 Month**                    24.19%           10.69%
6 Month**                   -20.00            -5.56
1 Year                      -47.78           -11.88
3 Years                      -3.18            -1.03
Inception                     5.86             5.66
  (12/31/97)

                            CUMULATIVE TOTAL RETURNS*

                              SIT
                          SCIENCE AND
                          TECHNOLOGY           S&P
                          GROWTH FUND       500 INDEX
                          -----------       ---------

1 Year                      -47.78%          -11.88%
3 Years                      -9.24            -3.05
Inception                    25.61            24.65
  (12/31/97)


*AS OF 12/31/01                                                **NOT ANNUALIZED.



--------------------------------------------------------------------------------
PERFORMANCE FIGURES ARE HISTORICAL AND DO NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL VARY, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE CHANGES IN SHARE PRICE AS WELL AS REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS. MANAGEMENT FEES AND ADMINISTRATIVE EXPENSES ARE INCLUDED IN THE FUND'S PERFORMANCE; HOWEVER, FEES AND EXPENSES ARE NOT INCORPORATED IN THE S&P 500 INDEX.


                                GROWTH OF $10,000

                               [PLOT POINTS CHART]

The sum of $10,000 invested at inception (12/31/97) and held until 12/31/01 would have grown to $12,561 in the Fund or $12,465 in the S&P 500 Index.


                                TOP 10 HOLDINGS

                            * Microsoft Corp.
                            * Intel Corp.
                            * IDEC Pharmaceuticals
                            * VERITAS Software
                            * Amgen, Inc.
                            * Elan Corp., A.D.R.
                            * Cisco Systems, Inc.
                            * PeopleSoft, Inc.
                            * AOL Time Warner, Inc.
                            * Pfizer, Inc.

                          Total Number of Holdings: 57

SIT SCIENCE AND TECHNOLOGY GROWTH FUND
-------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS - DECEMBER 31, 2001 (UNAUDITED)

-------------------------------------------------------------------------------
QUANTITY     NAME OF ISSUER                                  MARKET VALUE($)(1)
-------------------------------------------------------------------------------
COMMON STOCKS (98.2%) (2)

   COMMUNICATIONS (3.9%)
     44,600  Nextel Communications, Inc. (3)                           488,816
     19,400  Sprint Corp. (3)                                          473,554
                                                                 --------------
                                                                       962,370
                                                                 --------------
   CONSUMER SERVICES (3.3%)
     20,700  AOL Time Warner, Inc. (3)                                 664,470
      7,600  Mediacom Communications Corp. (3)                         138,776
                                                                 --------------
                                                                       803,246
                                                                 --------------
   ELECTRONIC TECHNOLOGY (36.5%)
     44,500  ADC Telecommunications, Inc. (3)                          204,700
     12,400  Analog Devices, Inc. (3)                                  550,436
     25,000  Applied Micro Circuits Corp. (3)                          283,000
     11,000  Broadcom Corp. (3)                                        449,570
     14,600  Brocade Comm. Systems, Inc. (3)                           483,552
     13,600  Ciena Corp. (3)                                           194,616
     37,500  Cisco Systems, Inc. (3)                                   679,125
     17,100  Dell Computer Corp. (3)                                   464,778
     19,100  EMC Corp. (3)                                             256,704
      7,200  Integrated Device Technology, Inc. (3)                    191,448
     30,000  Intel Corp.                                               943,500
      4,500  International Business Machines Corp.                     544,320
     20,000  Jabil Circuit, Inc. (3)                                   454,400
     38,300  JDS Uniphase Corp. (3)                                    332,444
      4,800  KLA-Tencor Corp. (3)                                      237,888
      7,200  Lexmark International, Inc. (3)                           424,800
      4,800  Maxim Integrated Products, Inc. (3)                       252,048
      5,000  Microsemi Corp. (3)                                       148,500
      5,400  NetScreen Technologies, Inc. (3)                          119,502
     25,500  Nokia Corp., A.D.R.                                       625,515
     41,400  ONI Systems Corp. (3)                                     259,578
      3,200  QUALCOMM, Inc. (3)                                        161,600
     22,200  RF Micro Devices, Inc. (3)                                426,906
     63,200  Sonus Networks, Inc. (3)                                  291,984
                                                                 --------------
                                                                     8,980,914
                                                                 --------------
   HEALTH SERVICES (3.5%)
      6,200  Express Scripts, Inc. (3)                                 289,912
      9,800  Tenet Healthcare Corp. (3)                                575,456
                                                                 --------------
                                                                       865,368
                                                                 --------------

-------------------------------------------------------------------------------
QUANTITY     NAME OF ISSUER                                  MARKET VALUE($)(1)
-------------------------------------------------------------------------------
  HEALTH TECHNOLOGY (28.0%)
     12,800  Amgen, Inc. (3)                                           722,432
      6,900  Biogen, Inc. (3)                                          395,715
     15,800  Elan Corp., A.D.R (3)                                     711,948
      7,000  Eli Lilly and Co.                                         549,780
      9,000  Genzyme Corp. (3)                                         538,740
      5,000  Guidant Corp. (3)                                         249,000
      7,600  Human Genome Sciences, Inc. (3)                           256,272
     10,800  IDEC Pharmaceuticals Corp. (3)                            744,444
      3,671  ImClone Systems, Inc. (3)                                 170,555
      6,000  MedImmune, Inc. (3)                                       278,100
     11,800  Medtronic, Inc.                                           604,278
     15,950  Pfizer, Inc.                                              635,607
     15,200  Protein Design Labs (3)                                   498,560
     23,000  Sangamo BioSciences, Inc. (3)                             214,820
      8,400  Techne Corp. (3)                                          309,540
                                                                 --------------
                                                                     6,879,791
                                                                 --------------
   PRODUCER MANUFACTURING (2.7%)
     15,500  Capstone Turbine Corp. (3)                                 83,855
     21,300  Flowserve Corp. (3)                                       566,793
                                                                 --------------
                                                                       650,648
                                                                 --------------
   TECHNOLOGY SERVICES (20.3%)
      2,400  Affiliated Computer Services, Inc. (3)                    254,712
     14,600  Check Point Software Technology (3)                       582,394
      3,600  Electronic Data Systems Corp.                             246,780
      9,000  Mercury Interactive Corp. (3)                             305,820
     20,000  Microsoft Corp. (3)                                     1,325,000
     16,800  PeopleSoft, Inc. (3)                                      675,360
     10,900  RSA Security, Inc. (3)                                    190,314
      8,400  SunGard Data Systems, Inc. (3)                            243,012
     12,000  VeriSign, Inc. (3)                                        456,480
     16,200  VERITAS Software Corp. (3)                                726,246
                                                                 --------------
                                                                     5,006,118
                                                                 --------------

Total common stocks                                                 24,148,455
   (cost:  $29,376,223)                                          --------------

SHORT-TERM SECURITIES (3.3%) (2)
    820,000  Sit Money Market Fund, 1.44% (4)                          820,000
   (cost:  $820,000)                                             --------------

Total investments in securities
   (cost:  $30,196,223) (5)                                        $24,968,455
                                                                 ==============

See accompanying notes to portfolios of investments on page 36.

30
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                                                                              31

[PHOTO]  SIT DEVELOPING MARKETS GROWTH FUND
         SIX MONTHS ENDED DECEMBER 31, 2001
         -----------------------------------------------------------------------
         EUGENE C. SIT, CFA, SENIOR PORTFOLIO MANAGER

   The Sit Developing Markets Growth Fund fell -5.0% for the six months ended December 31, 2001, while the MSCI Emerging Markets Free Index decreased -1.7% and the Lipper Emerging Markets Index dropped -2.5%. During the past six months, the Fund's exposure to the software industry was the primary cause of underperformance. This was offset somewhat by a positive contribution from the Fund's holdings in the telecommunication services and banking industries. For the three months ended December 31, 2001, the Fund appreciated +21.5%, versus gains of +26.3% for the MSCI Emerging Markets Free Index and +23.1% for the Lipper Emerging Markets Index.
   The Fund had a 53.8% weighting in Asia as of December 31, versus 53.5% for the MSCI Emerging Markets Free Index. In recent weeks, evidence of stabilization in the European and U.S. economies and indications that the trough in global IT spending has passed have raised hopes of an export recovery for Asia and led stock markets to rally from depressed levels. We continue to favor firms in high value-added businesses in North Asia, which we believe are best-positioned to benefit from a global economic recovery this year. Among our largest holdings in this region are Samsung Electronics, a Korean manufacturer of semiconductors and cellular handsets, and CITIC Pacific, which operates a variety of infrastructure-related and other businesses in China.
   The Fund's weighting in Latin America was 22.5% as of December 31, versus 23.8% for the MSCI Index. Latin American stock markets have shared in the global equity rally of the past several weeks despite the ongoing financial and political instability in Argentina. Our largest weightings in the region are in Mexico, whose economy is closely linked with that of the U.S., and Brazil, where businesses have benefited from the recent fall in oil prices. We remain uninvested in Argentina.
   Our weighting in Emerging Europe, the Middle East, and Africa was 11.3% as of December 31st, versus 22.7% for the MSCI Index. During the quarter, we added Teva Pharmaceutical, an Israel-based pharmaceutical company with strong R&D capabilities.


                        INVESTMENT OBJECTIVE AND STRATEGY

   The Fund seeks to maximize long-term capital appreciation. The Fund seeks to achieve its objective by investing at least 80% of its net assets in common stocks of companies domiciled or operating in a developing market. In selecting investments for the Fund, the Sub-Adviser begins by selecting countries or regions in which to invest by considering several factors affecting the economy and equity market of foreign countries and regions. After the country and regional allocations are determined, the Sub-Adviser seeks industries and sectors that appear to have strong earnings growth prospects. Within the selected industries and sectors, the Sub-Adviser invests in foreign growth-oriented companies it believes exhibit the potential for superior growth.


                                PORTFOLIO SUMMARY

                  Net Asset Value 12/31/01:   $8.71 Per Share
                                   6/30/01:   $9.17 Per Share

                          Total Net Assets:  $12.1 Million

               Weighted Average Market Cap:  $39.3 Billion


                         PORTFOLIO STRUCTURE - BY REGION
                             (% OF TOTAL NET ASSETS)

                                   [BAR CHART]

                             Sit Developing          MSCI Emerging
                             Markets Growth Fund     Markets Free Index

                         Asia       53.8                   53.5
                Latin America       22.5                   23.8
           Africa/Middle East        8.0                   14.9
                       Europe        3.3                    7.8
    Cash and Other Net Assets       12.4                    0.0

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                          AVERAGE ANNUAL TOTAL RETURNS*

                        SIT             MSCI          LIPPER
                    DEVELOPING        EMERGING       EMERGING
                      MARKETS          MARKETS        MARKETS
                    GROWTH FUND      FREE INDEX        INDEX
                    -----------      ----------        -----

3 Month**              21.50%          26.25%          23.05%
6 Month**              -5.00           -1.70           -2.51
1 Year                -12.01           -4.91           -3.50
3 Year                  3.89            2.01            4.06
5 Year                 -4.41           -7.80           -5.84
Inception              -1.73           -5.34           -3.08
  (7/1/94)

                            CUMULATIVE TOTAL RETURNS*

                        SIT             MSCI          LIPPER
                    DEVELOPING        EMERGING       EMERGING
                      MARKETS          MARKETS        MARKETS
                    GROWTH FUND      FREE INDEX        INDEX
                    -----------      ----------        -----

1 Year                -12.01%          -4.91%          -3.50%
3 Year                 12.11            6.16           12.67
5 Year                -20.21          -33.36          -26.00
Inception             -12.25          -33.76          -20.93
  (7/1/94)


*AS OF 12/31/01                                                **NOT ANNUALIZED.



--------------------------------------------------------------------------------
PERFORMANCE FIGURES ARE HISTORICAL AND DO NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL VARY, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE CHANGES IN SHARE PRICE AS WELL AS REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS. MANAGEMENT FEES AND ADMINISTRATIVE EXPENSES ARE INCLUDED IN THE FUND'S PERFORMANCE; HOWEVER, FEES AND EXPENSES ARE NOT INCORPORATED IN THE MSCI EMERGING MARKETS FREE INDEX. THE LIPPER AVERAGES AND INDICES ARE OBTAINED FROM LIPPER ANALYTICAL SERVICES, INC., A LARGE INDEPENDENT EVALUATOR OF MUTUAL FUNDS.


                                GROWTH OF $10,000

                               [PLOT POINTS CHART]

The sum of $10,000 invested at inception (7/1/94) and held until 12/31/01 would have grown to $8,775 in the Fund, or $6,624 in the Morgan Stanley Capital Int'l Emerging Markets Free Index assuming reinvestment of all dividends and capital gains.


                         PORTFOLIO STRUCTURE - BY SECTOR
                             (% OF TOTAL NET ASSETS)

                                   [BAR CHART]

                        Electronic Technology    23.6
                               Communications    16.8
                                 Retail Trade    10.4
                                      Finance     8.8
                            Consumer Services     5.9
                                    Utilities     4.6
                        Consumer Non-Durables     4.0
                       Sectors 3.6% and Under    13.5
                      Cash & Other Net Assets    12.4

SIT DEVELOPING MARKETS GROWTH FUND
-------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS - DECEMBER 31, 2001 (UNAUDITED)

                              10 LARGEST HOLDINGS

                      * Wal-Mart de Mexico
                      * Taiwan Semiconductor
                      * Hon Hai Precision Industry
                      * Telefonos de Mexico, A.D.R.
                      * Samsung Electronics
                      * Grupo Televisa S.A.
                      * Advance Info Service Public Co., Ltd.
                      * India Fund
                      * Henderson China Holdings, Ltd.
                      * Teva Pharmaceutical, A.D.R.

                          Total Number of Holdings: 55

-------------------------------------------------------------------------------
QUANTITY          NAME OF ISSUER                             MARKET VALUE($)(1)
-------------------------------------------------------------------------------

COMMON STOCKS (85.1%) (2)
     AFRICA/ MIDDLE EAST (8.0%)
      ISRAEL (7.0%)
          6,200   Amdocs, Ltd. (Technology Services) (3)               210,614
          5,500   Check Point Software Technologies, Ltd.
                   (Technology Services) (3)                           219,395
          6,400   Comverse Technology, Inc. (Electronic
                   Technology) (3)                                     143,168
          4,400   Teva Pharmaceutical, A.D.R.
                   (Health Technology)                                 271,172
                                                                ---------------
                                                                       844,349
                                                                ---------------
      SOUTH AFRICA (1.0%)
         18,000   South African Breweries p.l.c. (Consumer
                   Non-Durables)                                       122,604
                                                                ---------------
     ASIA (51.3%)
      AUSTRALIA (1.2%)
         13,010   BHP Billiton, Ltd., A.D.R. (Energy
                   Non-Minerals)                                       139,337
                                                                ---------------
      HONG KONG (12.4%)
         13,000   Cheung Kong Hldgs., Ltd. (Indus. Svcs.)              135,037
      1,280,000   China Hong Kong Photo Products Hldgs.,
                   Ltd. (Retail Trade)                                 103,413
         56,000   China Mobile (Hong Kong), Ltd.
                   (Communications) (3)                                197,131
         87,000   Citic Pacific, Ltd. (Industrial Services)            193,573
         29,500   CLP Holdings (Utilities)                             112,547
         22,800   HSBC Holdings p.l.c. (Finance)                       266,804

-------------------------------------------------------------------------------
QUANTITY          NAME OF ISSUER                             MARKET VALUE($)(1)
-------------------------------------------------------------------------------
        642,500   Henderson China Holdings, Ltd. (Finance)             296,620
         68,000   Li & Fung, Ltd. (Retail Trade)                        76,303
        410,000   PetroChina Co., Ltd. (Energy Minerals)                72,558
          2,900   PetroChina Co., Ltd., A.D.R. (Energy
                   Minerals)                                            51,620
                                                                ---------------
                                                                     1,505,606
                                                                ---------------
      INDIA (1.2%)
          2,400   Infosys Technologies, A.D.R. (Electronic
                    Technology)                                        148,800
                                                                ---------------
      INDONESIA (0.8%)
        378,000   PT Ramayana Lestari (Retail Trade)                    97,226
                                                                ---------------
      MALAYSIA (1.8%)
         40,000   Nestle Berhad (Consumer Non-Durables)                215,787
                                                                ---------------
      PHILIPPINES (1.3%)
      2,343,000   Digital Telecom Philippines
                     (Communications) (3)                               17,255
      1,098,000   SM Prime Holdings, Inc. (Retail Trade)               134,058
                                                                ---------------
                                                                       151,313
                                                                ---------------
      SINGAPORE (3.9%)
         72,800   Datacraft Asia, Ltd. (Electronic Tech.)              158,704
         24,097   DBS Group Holdings, Ltd. (Finance)                   180,091
         18,000   Venture Mfg., Ltd. (Electronic Tech.)                129,651
                                                                ---------------
                                                                       468,446
                                                                ---------------
      SOUTH KOREA (9.8%)
         28,400   Korea Electric Power, A.D.R. (Utilities)             259,860
          3,000   Korea Telecom Corp. (Communications)                 114,085
          3,000   Korea Telecom Corp., A.D.R.
                      (Communications)                                  60,990
          7,600   SK Telecom Co., A.D.R. (Communications)              164,312
          1,749   Samsung Electronics (Electronic
                   Technology)                                         371,504
         15,600   Shinhan Financial Group (Finance) (3)                208,435
                                                                ---------------
                                                                     1,179,186
                                                                ---------------
      TAIWAN (15.7%)
         49,746   Accton Technology Corp., G.D.R
                   (Electronic Technology) (3)                         259,923
        100,800   Accton Technology Corp.
                   (Electronic Technology) (3)                         259,274
         59,800   Advantech Co., Ltd. (Electronic Technology)          153,815
        240,240   Chroma Ate, Inc. (Electronic Technology)             179,888
        105,892   Hon Hai Precision Industry (Electronic
                   Technology)                                         484,216
        225,810   Taiwan Semiconductor Co. (Electronic
                   Technology) (3)                                     564,686
                                                                ---------------
                                                                     1,901,802
                                                                ---------------

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-------------------------------------------------------------------------------
QUANTITY          NAME OF ISSUER                             MARKET VALUE($)(1)
-------------------------------------------------------------------------------
      THAILAND (3.2%)
        328,000   Advanced Info Service Public Co., Ltd.               302,193
                   (Communications)
         19,000   BEC World Public Co. (Consumer Services)              88,492
                                                                ---------------
                                                                       390,685
                                                                ---------------
     EUROPE (3.3%)
      GREECE (1.1%)
         11,200   Hellenic Telecommunications Org. S.A.
                   (OTE) (Communications)                               85,344
         10,500   Panafon Vodafone (Communications)                     54,224
                                                                ---------------
                                                                       139,568
                                                                ---------------
      SPAIN (2.2%)
          6,553   Telefonica, A.D.R. (Communications)                  262,644
                                                                ---------------
     LATIN AMERICA (22.5%)
      BRAZIL (9.0%)
      19,936,532  Banco Bradesco S.A. (Finance)                        107,859
          3,000   Brasil Telecom, A.D.R. (Communications)              124,440
          3,400   Embraer Aircraft Corp., A.D.R.
                   (Transportation)                                     75,242
         10,900   Pao de Acucar, A.D.R. (Retail Trade)                 239,800
         23,900   Paranaense de Energia, A.D.R. (Utilities)            187,615
          5,860   Petrobras (Energy Minerals)                          129,730
          5,300   Petrobras, A.D.R. (Energy Minerals)                  123,490
          6,100   Tele Norte Leste Participacoes S.A.
                   (Communications)                                     95,343
                                                                ---------------
                                                                     1,083,519
                                                                ---------------
      MEXICO (13.5%)
          6,200   America Movil, A.D.R. (Communications)               120,776
          7,500   Coca-Cola Femsa S.A., A.D.R. (Consumer
                   Non-Durables)                                       150,525
          7,400   Grupo Televisa S.A., A.D.R. (Consumer
                     Services)                                         319,532
         12,400   Telefonos de Mexico, A.D.R.
                   (Communications)                                    434,248
        223,700   Wal-Mart de Mexico (Retail Trade)                    609,966
                                                                ---------------
                                                                     1,635,047
                                                                ---------------

Total common stocks                                                 10,285,919
      (cost:  $10,378,460)                                      ---------------

-------------------------------------------------------------------------------
QUANTITY          NAME OF ISSUER                             MARKET VALUE($)(1)
-------------------------------------------------------------------------------
CLOSED-END MUTUAL FUND (2.5%) (2)
         31,600   India Fund (Consumer Services)                       300,200
      (cost:  $564,571)                                         ---------------

SHORT-TERM SECURITIES (16.3%) (2)
      1,968,000   Sit Money Market Fund, 1.44% (4)                   1,968,000
      (cost:  $1,968,000)                                       ---------------

Total investments in securities
      (cost:  $12,911,031) (5)                                     $12,554,119
                                                                ===============

        See accompanying notes to portfolios of investments on page 36.

SIT MUTUAL FUNDS
--------------------------------------------------------------------------------
NOTES TO PORTFOLIOS OF INVESTMENTS


(1) Securities are valued by procedures described in note 1 to the financial statements.

(2)   Percentage figures indicate percentage of total net assets.

(3)   Presently non-income producing securities.

(4) This security represents an investment in an affiliated party. See note 3 to the accompanying financial statements.

(5) At December 31, 2001, the cost of securities for federal income tax purposes and the aggregate gross unrealized appreciation and depreciation based on that cost were as follows:

                                                                  LARGE CAP          MID CAP        INTERNATIONAL
                                                 BALANCED          GROWTH            GROWTH             GROWTH
                                                   FUND             FUND              FUND               FUND
                                              -------------     -------------     -------------     -------------
Cost for federal income tax purposes          $  24,010,980     $  90,506,240     $ 223,306,867     $  94,984,726
                                              =============     =============     =============     =============

Unrealized appreciation (depreciation) on
   investments:
       Gross unrealized appreciation          $   1,367,299     $  16,609,345     $  50,746,065     $   9,797,430
       Gross unrealized depreciation             (2,391,550)      (12,959,485)      (27,781,539)      (17,058,464)
                                              -------------     -------------     -------------     -------------

Net unrealized appreciation (depreciation)    ($  1,024,251)    $   3,649,860     $  22,964,526     ($  7,261,034)
                                              =============     =============     =============     =============

                                                                 SCIENCE AND       DEVELOPING
                                                SMALL CAP        TECHNOLOGY          MARKETS
                                                 GROWTH            GROWTH            GROWTH
                                                  FUND              FUND              FUND
                                              -------------     -------------     -------------
Cost for federal income tax purposes          $ 222,656,907     $  30,196,223     $  12,911,031
                                              =============     =============     =============

Unrealized appreciation (depreciation) on
   investments:
       Gross unrealized appreciation          $  26,412,010     $   2,638,767     $   1,703,083
       Gross unrealized depreciation            (47,281,424)       (7,866,535)       (2,059,995)
                                              -------------     -------------     -------------

Net unrealized appreciation (depreciation)    ($ 20,869,414)    ($  5,227,768)    ($    356,912)
                                              =============     =============     =============

36
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                  This page has been left blank intentionally.

SIT MUTUAL FUNDS
DECEMBER 31, 2001 (UNAUDITED)
--------------------------------------------------------------------------------
STATEMENTS OF ASSETS AND LIABILITIES

                                                                LARGE CAP            MID CAP         INTERNATIONAL
                                            BALANCED             GROWTH              GROWTH              GROWTH
ASSETS                                        FUND                FUND                FUND                FUND
                                        ----------------    ----------------    ----------------    ----------------
Investments in securities, at
    identified cost                     $     24,010,980    $     90,506,240    $    223,306,867    $     94,984,726
                                        ================    ================    ================    ================

Investments in securities, at
    market value - see
    accompanying schedule for detail    $     22,986,729    $     94,156,100    $    246,271,393    $     87,723,692
Cash in bank on demand
    deposit                                           --                  --           1,011,905           1,055,494
Receivables:
    Dividends and accrued interest               106,057              63,131              58,288              82,254
    Fund shares sold                               2,260              15,782              44,018              11,498
    Investment securities sold                    76,289           1,811,449           7,212,330                  --
    Other receivables                                 --              13,379                  --               2,129
                                        ----------------    ----------------    ----------------    ----------------

         Total assets                         23,171,335          96,059,841         254,597,934          88,875,067
                                        ----------------    ----------------    ----------------    ----------------

LIABILITIES
Payables:
    Disbursements in excess of
      cash balances                               12,482              16,921                  --                  --
    Investment securities purchased               37,065             424,583           1,241,255                  --
    Fund shares redeemed                           4,311              36,114              45,782           1,129,118
    Accrued investment management
      and advisory services fee                   19,600              83,259             256,078             114,822
    Other payables                                 6,649                  --             146,438                  --
                                        ----------------    ----------------    ----------------    ----------------

         Total liabilities                        80,107             560,877           1,689,553           1,243,940
                                        ----------------    ----------------    ----------------    ----------------

Net assets applicable to
    outstanding capital stock                 23,091,228          95,498,964         252,908,381          87,631,127
                                        ================    ================    ================    ================

Capital stock
    Par                                 $          0.001    $          0.001    $          0.001    $          0.001

    Authorized shares                     10,000,000,000      10,000,000,000      10,000,000,000      10,000,000,000
    Outstanding shares                         1,595,514           2,770,281          24,202,059           7,011,769
                                        ================    ================    ================    ================

Net asset value per share of
    outstanding capital stock           $          14.47    $          34.47    $          10.45    $          12.50
                                        ================    ================    ================    ================

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
                                                              SCIENCE AND          DEVELOPING
                                           SMALL CAP           TECHNOLOGY           MARKETS
                                             GROWTH              GROWTH              GROWTH
ASSETS                                        FUND                FUND                FUND
                                        ----------------    ----------------    ----------------
Investments in securities, at
    identified cost                     $    222,656,907    $     30,196,223    $     12,911,031
                                        ================    ================    ================

Investments in securities, at
    market value - see
    accompanying schedule for detail    $    201,787,493    $     24,968,455    $     12,554,119
Cash in bank on demand
    deposit                                      298,455              31,534                 165
Receivables:
    Dividends and accrued interest                70,296                 437              15,309
    Fund shares sold                              67,640               4,046              20,301
    Investment securities sold                 5,562,503             730,318                  --
    Other receivables                             48,109                  --               4,001
                                        ----------------    ----------------    ----------------

         Total assets                        207,834,496          25,734,790          12,593,895
                                        ----------------    ----------------    ----------------

LIABILITIES
Payables:
    Disbursements in excess of
      cash balances                                   --                  --                  --
    Investment securities purchased            1,326,117           1,079,424                  --
    Fund shares redeemed                         585,111               1,300             481,328
    Accrued investment management
      and advisory services fee                  260,485              29,031              20,904
    Other payables                                    --              21,482                  --
                                        ----------------    ----------------    ----------------

         Total liabilities                     2,171,713           1,131,237             502,232
                                        ----------------    ----------------    ----------------

Net assets applicable to
    outstanding capital stock                205,662,783          24,603,553          12,091,663
                                        ================    ================    ================

Capital stock
    Par                                 $          0.001    $          0.001    $          0.001

    Authorized shares                     10,000,000,000      10,000,000,000      10,000,000,000
    Outstanding shares                         8,159,551           2,021,340           1,388,714
                                        ================    ================    ================

Net asset value per share of
    outstanding capital stock           $          25.21    $          12.17    $           8.71
                                        ================    ================    ================


           See accompanying notes to financial statements on page 45.

SIT MUTUAL FUNDS
SIX MONTHS ENDED DECEMBER 31, 2001 (UNAUDITED)
--------------------------------------------------------------------------------
STATEMENTS OF OPERATIONS

                                                                      LARGE CAP           MID CAP         INTERNATIONAL
                                                    BALANCED            GROWTH             GROWTH             GROWTH
                                                      FUND               FUND               FUND               FUND
                                                 --------------     --------------     --------------     --------------
INVESTMENT INCOME:
     INCOME:
        Dividends *                              $       61,303     $      317,215     $      303,060     $      324,781
        Interest                                        335,042             33,454            175,415             81,665
                                                 --------------     --------------     --------------     --------------
              Total income                              396,345            350,669            478,475            406,446
                                                 --------------     --------------     --------------     --------------

     EXPENSES (NOTE 3):
        Investment management and
           advisory services fee                        114,592            501,574          1,711,375            894,921
           Less fees and expenses absorbed
              by investment adviser                          --                 --           (136,006)          (168,352)
                                                 --------------     --------------     --------------     --------------

           Total net expenses                           114,592            501,574          1,575,369            726,569
                                                 --------------     --------------     --------------     --------------

           Net investment income (loss)                 281,753           (150,905)        (1,096,894)          (320,123)
                                                 --------------     --------------     --------------     --------------

REALIZED AND UNREALIZED GAIN (LOSS) ON
     INVESTMENTS:
        Net realized gain (loss) (note 2)            (1,472,210)        (8,117,540)       (19,083,237)       (12,033,938)
        Net change in unrealized appreciation
           (depreciation) on investments                312,551         (4,730,680)       (28,740,185)        (3,273,195)
        Realized gain (loss) on foreign
           currency transactions                             --                 --                 --             (3,955)
        Net change in unrealized appreciation
           (depreciation) on foreign currency
           transactions                                      --                 --                 --              3,091
                                                 --------------     --------------     --------------     --------------

           Net gain (loss) on investments            (1,159,659)       (12,848,220)       (47,823,422)       (15,307,997)
                                                 --------------     --------------     --------------     --------------

Net increase (decrease) in net assets
     resulting from operations                   ($     877,906)    ($  12,999,125)    ($  48,920,316)    ($  15,628,120)
                                                 ==============     ==============     ==============     ==============

-----------------

* Dividends are net of foreign withholding tax of $40,779 and $10,284 in the International Growth Fund and Developing Markets Growth Fund, respectively.

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
                                                                      SCIENCE AND        DEVELOPING
                                                   SMALL CAP           TECHNOLOGY         MARKETS
                                                     GROWTH              GROWTH            GROWTH
                                                      FUND                FUND              FUND
                                                 --------------     --------------     --------------
INVESTMENT INCOME:
     INCOME:
        Dividends *                              $      399,798     $       13,022     $       65,386
        Interest                                        156,039             23,308             30,268
                                                 --------------     --------------     --------------
              Total income                              555,837             36,330             95,654
                                                 --------------     --------------     --------------

     EXPENSES (NOTE 3):
        Investment management and
           advisory services fee                      1,511,363            185,454            119,444
           Less fees and expenses absorbed
              by investment adviser                          --            (18,433)                --
                                                 --------------     --------------     --------------

           Total net expenses                         1,511,363            167,021            119,444
                                                 --------------     --------------     --------------

           Net investment income (loss)                (955,526)          (130,691)           (23,790)
                                                 --------------     --------------     --------------

REALIZED AND UNREALIZED GAIN (LOSS) ON
     INVESTMENTS:
        Net realized gain (loss) (note 2)           (16,250,657)        (6,657,595)           (96,681)
        Net change in unrealized appreciation
           (depreciation) on investments            (12,199,901)           736,089           (508,586)
        Realized gain (loss) on foreign
           currency transactions                             --                 --               (118)
        Net change in unrealized appreciation
           (depreciation) on foreign currency
           transactions                                      --                 --                107
                                                 --------------     --------------     --------------

           Net gain (loss) on investments           (28,450,558)        (5,921,506)          (605,278)
                                                 --------------     --------------     --------------

Net increase (decrease) in net assets
     resulting from operations                   ($  29,406,084)    ($   6,052,197)    ($     629,068)
                                                 ==============     ==============     ==============


           See accompanying notes to financial statements on page 45.

SIT MUTUAL FUNDS
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS

                                                                           BALANCED                         LARGE CAP
                                                                             FUND                          GROWTH FUND
                                                               ------------------------------    ------------------------------
                                                                 SIX MONTHS                        SIX MONTHS
                                                                   ENDED                             ENDED
                                                                DECEMBER 31,     YEAR ENDED       DECEMBER 31,      YEAR ENDED
                                                                   2001           JUNE 30,            2001           JUNE 30,
                                                                (UNAUDITED)         2001          (UNAUDITED)          2001
                                                               -------------    -------------    -------------    -------------
OPERATIONS:
   Net investment income (loss)                                $     281,753    $     712,620    ($    150,905)   ($    505,749)
   Net realized gain (loss) on investments                        (1,472,210)        (581,226)      (8,117,540)       2,210,287
   Net change in unrealized appreciation
     (depreciation) on investments                                   312,551       (4,904,109)      (4,730,680)     (60,102,303)
   Net realized gain (loss) on foreign currency transactions              --               --               --               --
   Net change in unrealized appreciation (depreciation) on
     foreign currency transactions                                        --               --               --               --
                                                               -------------    -------------    -------------    -------------
     Net increase (decrease) in net assets resulting from
       operations                                                   (877,906)      (4,772,715)     (12,999,125)     (58,397,765)
                                                               -------------    -------------    -------------    -------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income                                            (467,000)        (655,000)              --               --
   Net realized gains on investments                                  (9,747)        (475,000)        (931,511)     (14,000,000)
                                                               -------------    -------------    -------------    -------------
     Total distributions                                            (476,747)      (1,130,000)        (931,511)     (14,000,000)
                                                               -------------    -------------    -------------    -------------
CAPITAL SHARE TRANSACTIONS:
   Proceeds from shares sold                                       2,642,836       19,504,517        6,367,735       36,993,038
   Reinvested distributions                                          470,833        1,117,681          880,210       13,196,131
   Payments for shares redeemed                                   (3,614,545)      (9,076,241)     (20,647,782)     (27,362,239)
                                                               -------------    -------------    -------------    -------------
     Increase (decrease) in net assets from
       capital share transactions                                   (500,876)      11,545,957      (13,399,837)      22,826,930
                                                               -------------    -------------    -------------    -------------
       Total increase (decrease) in net assets                    (1,855,529)       5,643,242      (27,330,473)     (49,570,835)
NET ASSETS
   Beginning of period                                            24,946,757       19,303,515      122,829,437      172,400,272
                                                               -------------    -------------    -------------    -------------
   End of period                                               $  23,091,228    $  24,946,757    $  95,498,964    $ 122,829,437
                                                               =============    =============    =============    =============
NET ASSETS CONSIST OF:
   Capital (par value and paid-in surplus)                     $  26,279,150    $  26,780,026    $ 100,550,156    $ 113,949,993
   Undistributed (distributions in excess of) net
     investment income                                                  (900)         184,347         (150,905)              --
   Accumulated net realized gain (loss) from
     security transactions and foreign
     currency transactions                                        (2,162,771)        (680,814)      (8,550,147)         498,904
   Unrealized appreciation (depreciation) on investments          (1,024,251)      (1,336,802)       3,649,860        8,380,540
   Unrealized appreciation (depreciation) on foreign
     currency transactions                                                --               --               --               --
                                                               -------------    -------------    -------------    -------------
                                                               $  23,091,228    $  24,946,757    $  95,498,964    $ 122,829,437
                                                               =============    =============    =============    =============
CAPITAL TRANSACTIONS IN SHARES:
   Sold                                                              185,883        1,100,388          185,481          729,724
   Reinvested distributions                                           32,921           63,455           25,565          250,163
   Redeemed                                                         (250,220)        (543,165)        (591,301)        (537,365)
                                                               -------------    -------------    -------------    -------------
Net increase (decrease)                                              (31,416)         620,678         (380,255)         442,522
                                                               =============    =============    =============    =============

------------------------------------------------------------------------- [LOGO]

             MID CAP                        INTERNATIONAL                     SMALL CAP
          GROWTH FUND                        GROWTH FUND                     GROWTH FUND
------------------------------    ------------------------------    ------------------------------
  SIX MONTHS                        SIX MONTHS                                        SIX MONTHS
    ENDED                             ENDED                                              ENDED
 DECEMBER 31,      YEAR ENDED      DECEMBER 31,      YEAR ENDED      DECEMBER 31,     YEAR ENDED
    2001            JUNE 30,           2001           JUNE 30,          2001            JUNE 30,
 (UNAUDITED)          2001         (UNAUDITED)          2001         (UNAUDITED)          2001
-------------    -------------    -------------    -------------    -------------    -------------
($  1,096,894)   ($  2,332,447)   ($    320,123)   ($    294,210)   ($    955,526)   ($    995,151)
  (19,083,237)      11,697,628      (12,033,938)      (5,792,945)     (16,250,657)      (5,597,078)

  (28,740,185)    (211,019,930)      (3,273,195)     (58,135,403)     (12,199,901)     (89,076,321)
           --               --           (3,955)         (17,666)              --               --

           --               --            3,091           (4,371)              --               --
-------------    -------------    -------------    -------------    -------------    -------------

  (48,920,316)    (201,654,749)     (15,628,120)     (64,244,595)     (29,406,084)     (95,668,550)
-------------    -------------    -------------    -------------    -------------    -------------

           --               --               --               --               --               --
   (5,755,281)     (99,000,000)              --       (3,821,000)        (319,828)      (4,325,000)
-------------    -------------    -------------    -------------    -------------    -------------

   (5,755,281)     (99,000,000)              --       (3,821,000)        (319,828)      (4,325,000)
-------------    -------------    -------------    -------------    -------------    -------------

   34,194,802       82,405,970      138,941,509      241,054,610       70,296,463      257,801,042
    5,495,225       93,702,751               --        3,602,513          311,216        4,251,589
  (92,142,696)     (82,056,462)    (158,766,968)    (221,415,927)     (63,106,791)    (124,800,880)
-------------    -------------    -------------    -------------    -------------    -------------

  (52,452,669)      94,052,259      (19,825,459)      23,241,196        7,500,888      137,251,751
-------------    -------------    -------------    -------------    -------------    -------------
 (107,128,266)    (206,602,490)     (35,453,579)     (44,824,399)     (22,225,024)      37,258,201

  360,036,647      566,639,137      123,084,706      167,909,105      227,887,807      190,629,606
-------------    -------------    -------------    -------------    -------------    -------------
$ 252,908,381    $ 360,036,647    $  87,631,127    $ 123,084,706    $ 205,662,783    $ 227,887,807
=============    =============    =============    =============    =============    =============

$ 254,052,771    $ 306,505,440    $ 114,294,282    $ 134,119,741    $ 249,693,138    $ 242,192,250

   (1,096,894)              --         (320,123)              --         (955,526)              --


  (23,012,022)       1,826,496      (19,083,205)      (7,045,312)     (22,205,415)      (5,634,930)
   22,964,526       51,704,711       (7,261,034)      (3,987,839)     (20,869,414)      (8,669,513)

           --               --            1,207           (1,884)              --               --
-------------    -------------    -------------    -------------    -------------    -------------
$ 252,908,381    $ 360,036,647    $  87,631,127    $ 123,084,706    $ 205,662,783    $ 227,887,807
=============    =============    =============    =============    =============    =============

    3,312,121        4,726,171       10,979,237       13,616,297        2,818,497        6,811,627
      524,854        5,403,829               --          180,674           12,311          113,953
   (8,743,050)      (5,062,552)     (12,393,796)     (12,491,615)      (2,533,446)      (3,673,222)
-------------    -------------    -------------    -------------    -------------    -------------
   (4,906,075)       5,067,448       (1,414,559)       1,305,356          297,362        3,252,358
=============    =============    =============    =============    =============    =============

           See accompanying notes to financial statements on page 45.

SIT MUTUAL FUNDS
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                                                          SCIENCE AND
                                                                          TECHNOLOGY                    DEVELOPING MARKETS
                                                                          GROWTH FUND                       GROWTH FUND
                                                                ------------------------------    ------------------------------
                                                                  SIX MONTHS                        SIX MONTHS
                                                                     ENDED                            ENDED
                                                                 DECEMBER 31,     YEAR ENDED       DECEMBER 31,      YEAR ENDED
                                                                     2001          JUNE 30,            2001           JUNE 30,
                                                                  (UNAUDITED)        2001          (UNAUDITED)          2001
                                                                -------------    -------------    -------------    -------------
OPERATIONS:
    Net investment income (loss)                                ($    130,691)   ($    383,320)   ($     23,790)   $       3,125
    Net realized gain (loss) on investments                        (6,657,595)      (2,286,236)         (96,681)        (324,953)
    Net change in unrealized appreciation
      (depreciation) on investments                                   736,089      (27,759,884)        (508,586)      (4,791,388)
    Net realized gain (loss) on foreign currency transactions              --               --             (118)          (1,387)
    Net change in unrealized appreciation (depreciation) on
      foreign currency transactions                                        --               --              107               (3)
                                                                -------------    -------------    -------------    -------------
      Net increase (decrease) in net assets resulting from
         operations                                                (6,052,197)     (30,429,440)        (629,068)      (5,114,606)
                                                                -------------    -------------    -------------    -------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
    Net investment income                                                  --               --           (1,738)              --
    Net realized gains on investments                                 (28,438)      (1,400,000)              --               --
                                                                -------------    -------------    -------------    -------------
      Total distributions                                             (28,438)      (1,400,000)          (1,738)              --
                                                                -------------    -------------    -------------    -------------
CAPITAL SHARE TRANSACTIONS:
    Proceeds from shares sold                                       3,169,602       28,355,440       14,630,199       15,242,570
    Reinvested distributions                                           27,921        1,372,603            1,602               --
    Payments for shares redeemed                                   (2,966,645)     (13,618,017)     (15,785,848)     (10,927,238)
                                                                -------------    -------------    -------------    -------------
      Increase (decrease) in net assets from
         capital share transactions                                   230,878       16,110,026       (1,154,047)       4,315,332
                                                                -------------    -------------    -------------    -------------
         Total increase (decrease) in net assets                   (5,849,757)     (15,719,414)      (1,784,853)        (799,274)
NET ASSETS
    Beginning of period                                            30,453,310       46,172,724       13,876,516       14,675,790
                                                                -------------    -------------    -------------    -------------
    End of period                                               $  24,603,553    $  30,453,310    $  12,091,663    $  13,876,516
                                                                =============    =============    =============    =============
NET ASSETS CONSIST OF:
    Capital (par value and paid-in surplus)                     $  39,723,768    $  39,492,890    $  15,070,103    $  16,224,150
    Undistributed (distributions in excess of) net
      investment income                                              (130,691)              --          (23,790)           1,738
    Accumulated net realized gain (loss) from
      security transactions and foreign
      currency transactions                                        (9,761,756)      (3,075,723)      (2,597,845)      (2,501,046)
    Unrealized appreciation (depreciation) on investments          (5,227,768)      (5,963,857)        (356,912)         151,674
    Unrealized appreciation (depreciation) on foreign
      currency transactions                                                --               --              107               --
                                                                -------------    -------------    -------------    -------------
                                                                $  24,603,553    $  30,453,310    $  12,091,663    $  13,876,516
                                                                =============    =============    =============    =============
CAPITAL TRANSACTIONS IN SHARES:
    Sold                                                              269,288        1,134,985        1,775,402        1,440,305
    Reinvested distributions                                            2,200           49,303              187               --
    Redeemed                                                         (250,065)        (567,741)      (1,900,688)      (1,019,129)
                                                                -------------    -------------    -------------    -------------
Net increase (decrease)                                                21,423          616,547         (125,099)         421,176
                                                                =============    =============    =============    =============

           See accompanying notes to financial statements on page 45.
44

SIT MUTUAL FUNDS
------------------------------------------------------------------------- [LOGO]
NOTES TO FINANCIAL STATEMENTS

(1)   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

      Sit Mutual Funds are no-load funds, and are registered under the Investment Company Act of 1940 (as amended) as diversified, open-end management investment companies, or series thereof. The Sit Developing Markets Growth, Sit Small Cap Growth, Sit International Growth, Sit Balanced, and Sit Science and Technology Growth Funds are series funds of Sit Mutual Funds, Inc.

      This report covers the equity funds of the Sit Mutual Funds (the Funds). The investment objective for each Fund is as follows:

      ------------------------------------ -------------------------------------
                        FUND                        INVESTMENT OBJECTIVE
      ------------------------------------ -------------------------------------
           Large Cap Growth Fund, Inc.      Maximize long-term capital
                                            appreciation.
      ------------------------------------ -------------------------------------
            Mid Cap Growth Fund, Inc.       Maximize long-term capital
                                            appreciation.
      ------------------------------------ -------------------------------------
               Small Cap Growth             Maximize long-term capital
                                            appreciation.
      ------------------------------------ -------------------------------------
                   Balanced                 Long-term capital appreciation
                                            consistent with the preservation of
                                            principal and to provide regular
                                            income.
      ------------------------------------ -------------------------------------
              International Growth          Maximize long-term growth.
      ------------------------------------ -------------------------------------
           Developing Markets Growth        Maximize long-term capital
                                            appreciation.
      ------------------------------------ -------------------------------------
       Science and Technology Growth Fund   Maximize long-term capital
                                            appreciation.
      ------------------------------------ -------------------------------------

      Significant accounting policies followed by the Funds are summarized below:

      INVESTMENTS IN SECURITIES

      Investments in securities traded on national or international securities exchanges are valued at the last reported sales price prior to the time when assets are valued. Securities traded on the over-the-counter market are valued at the last reported sales price or if the last sales price is not available at the last reported bid price. The sale and bid prices are obtained from independent pricing services. Debt securities maturing more than 60 days are priced by an independent pricing service. When market quotations are not readily available, or securities cannot be valued by the pricing service, securities are valued at fair value as determined in good faith using procedures established by the Board of Directors, which may include dealer supplied valuations. Debt securities maturing in less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued at amortized cost.

SIT MUTUAL FUNDS
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

      Security transactions are accounted for on the date the securities are purchased or sold. Securities gains and losses are calculated on the identified-cost basis. Dividend income is recorded on the ex-dividend date or upon the receipt of ex-dividend notification in the case of certain foreign securities. Interest, including level-yield amortization of long-term bond premium and discount, is recorded on the accrual basis.

      ILLIQUID SECURITIES

      Each Fund currently limits investments in illiquid securities to 15% of net assets. At December 31, 2001, there were no securities held by the Funds deemed illiquid by the investment adviser. Pursuant to the guidelines adopted by the Board of Directors, certain unregistered securities are determined to be liquid and are not included within the limitation specified above.

      FOREIGN CURRENCY TRANSLATIONS AND FORWARD FOREIGN CURRENCY CONTRACTS

      The market value of securities and other assets and liabilities denominated in foreign currencies for Developing Markets Growth Fund and International Growth Fund are translated daily into U.S. dollars at the closing rate of exchange. Purchases and sales of securities, income and expenses are translated at the exchange rate on the transaction date. Dividend and interest income includes currency exchange gains (losses) realized between the accrual and payment dates on such income. Exchange gains (losses) may also be realized between the trade and settlement dates on security and forward contract transactions. For securities denominated in foreign currencies, the effect of changes in foreign exchange rates on realized and unrealized gains or losses is reflected as a component of such gains or losses.

      The Developing Markets Growth and International Growth Funds may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Funds and the resulting unrealized appreciation or depreciation is determined using foreign currency exchange rates from an independent pricing service. The Funds are subject to the credit risk that the other party will not complete the obligations of the contract.

      FEDERAL TAXES

      The Funds' policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no income tax provision is required. Also, in order to avoid the payment of any federal excise taxes, the Funds will distribute substantially all of their net investment income and net realized gains on a calendar year basis.

      Net investment income and net realized gains may differ for financial statement and tax purposes. The character of distributions made during the year for net investment income or net realized gains may also differ from its ultimate characterization for tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gain (losses) were recorded by the Fund.

------------------------------------------------------------------------- [LOGO]

      For federal income tax purposes the Developing Markets Growth, Small Cap Growth, International Growth, Science and Technology Growth, and Balanced Funds have capital loss carryovers of $2,501,045, $5,291,614, $6,999,362,
      $3,075,860, $688,762, respectively at June 30, 2001 which, if not offset by subsequent capital gains, will begin to expire in 2007.

      DISTRIBUTIONS

      Distributions to shareholders are recorded as of the close of business on the record date. Such distributions are payable in cash or reinvested in additional shares of the Funds' capital stock. Distributions from net investment income, if any, are declared and paid quarterly for the Balanced Fund and declared and paid annually for Science and Technology Growth, Developing Markets Growth, Small Cap Growth, International Growth, Mid Cap Growth, and Large Cap Growth Funds. Distributions from net realized gains, if any, will be made annually for each of the Funds.

      CONCENTRATION OF INVESTMENTS

      The Developing Markets Growth Fund may concentrate investments in countries with limited or developing capital markets which may involve greater risks than investments in more developed markets and the prices of such investments may be volatile. The consequences of political, social or economic changes in these markets may have disruptive effects on the market prices of the Fund's investments and the income it generates, as well as the Fund's ability to repatriate such amounts.

      USE OF ESTIMATES

      The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported results. Actual results could differ from those estimates.

(2)   INVESTMENT SECURITY TRANSACTIONS

      Purchases of and proceeds from sales and maturities of investment securities, other than short-term securities, for the period ended December 31, 2001, were as follow:

                                            Purchases ($)     Proceeds ($)
                                            -------------     ------------
      Balanced Fund                           4,524,123         5,662,891
      Large Cap Growth Fund                  15,769,483        26,700,898
      Mid Cap Growth Fund                    74,880,995       118,663,955
      International Growth Fund               8,118,258        26,389,198
      Small Cap Growth Fund                  59,637,453        59,251,559
      Science and Technology Growth Fund      8,576,798         7,657,918
      Developing Markets Growth Fund            804,192         1,172,444

SIT MUTUAL FUNDS
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

(3)   EXPENSES

      INVESTMENT ADVISER

      The Funds each have entered into an investment management agreement with Sit Investment Associates, Inc. (SIA), under which SIA manages the Funds' assets and provides research, statistical and advisory services, and pays related office rental, executive expenses and executive salaries. The current fee for investment management and advisory services is based on the average daily net assets of the Funds at the annual rate of:

                                               Contractual    Net of Adviser's
                                               Management       Voluntary Fee
                                                   Fee             Waiver
                                               -----------    ----------------

      Balanced Fund                               1.00%             1.00%
      Large Cap Growth Fund                       1.00%             1.00%
      Mid Cap Growth Fund                         1.25%             1.15%
      International Growth Fund                   1.85%             1.50%
      Small Cap Growth Fund                       1.50%             1.50%
      Science and Technology Growth Fund          1.50%             1.35%
      Developing Markets Growth Fund              2.00%             2.00%

      SIA is obligated to pay all of the Funds' expenses (excluding extraordinary expenses, stock transfer taxes, interest, brokerage commissions and other transaction charges relating to investing activities).

      For the periods through December 31, 2002 the Adviser has agreed to limit the management fee (and, thereby, all Fund expenses, except those not payable by the Fund as set forth above) of the Mid Cap Growth Fund to 1.15%, the International Growth Fund to 1.50%, and of the Science and Technology Growth Fund to 1.35%, of the Fund's average daily net assets respectively.

      As of December 31, 2001, the Large Cap Growth Fund, International Growth Fund, Mid Cap Growth Fund, Small Cap Growth Fund, Science and Technology Growth Fund, Developing Markets Growth Fund, and Balanced Fund had invested $980,000, $8,138,000, $5,655,000, $9,409,000, $820,000,
      $1,968,000 and $1,105,000, respectively, in the Sit Money Market Fund. The terms of such transactions were identical to those of non-related entities except that, to avoid duplicate investment advisory fees, SIA remits to each Fund an amount equal to all fees otherwise due to them under their investment management agreement for the assets invested in the Sit Money Market Fund.

------------------------------------------------------------------------- [LOGO]

      INVESTMENT SUB-ADVISER

      SIA has entered into a sub-advisory arrangement with an affiliated international investment adviser, Sit/Kim International Investment Associates, Inc. ("SKI"). SKI provides investment research information and portfolio management service for the Developing Markets Growth Fund and International Growth Fund. Generally, as compensation for its services under the sub-advisory agreement, SIA pays SKI a monthly fee of 1/12 of .75% (.65% net of waiver for the International Growth Fund) on the first $100 million of each Fund's average daily net assets, 1/12 of .50% on the next $100 million of average daily net assets and 1/12 of .40% of average daily net assets in excess of $200 million. SKI has agreed to waive any fees under the agreement to the extent that cumulative out of pocket expenses of each Fund borne by SIA exceed the cumulative fees received by SIA pursuant to each Fund's investment management agreement. In accordance with the agreement, fees of $351,160 were paid or payable to SKI for the period ended December 31, 2001.

      TRANSACTIONS WITH AFFILIATES

      The investment adviser, affiliates of the investment adviser, directors and officers of the Funds as a whole owned the following shares as of December 31, 2001:

                                                               % Shares
                                                  Shares      Outstanding
                                                  ------      -----------

      Balanced Fund                               192,665        12.08
      Large Cap Growth Fund                       391,148        14.12
      Mid Cap Growth Fund                       2,709,496        11.20
      International Growth Fund                   713,869        10.18
      Small Cap Growth Fund                     1,003,301        12.30
      Science and Technology Growth Fund          356,779        17.65
      Developing Markets Growth Fund              129,296         9.31

SIT BALANCED FUND
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                           Six Months
                                                              Ended
                                                           December 31,                   Years Ended June 30,
                                                               2001        -------------------------------------------------
                                                           (Unaudited)         2001         2000         1999         1998
----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE:
    Beginning of period                                      $ 15.33         $ 19.18      $ 17.38      $ 16.68      $ 14.93
----------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
    Net investment income                                        .17             .46          .40          .32          .34
    Net realized and unrealized gains
       (losses) on investments                                  (.73)          (3.51)        2.51         1.45         2.99
----------------------------------------------------------------------------------------------------------------------------
Total from operations                                           (.56)          (3.05)        2.91         1.77         3.33
----------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS:
    From net investment income                                  (.29)           (.48)        (.37)        (.31)        (.35)
    From realized gains                                         (.01)           (.32)        (.74)        (.76)       (1.23)
----------------------------------------------------------------------------------------------------------------------------
Total distributions                                             (.30)           (.80)       (1.11)       (1.07)       (1.58)
----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE:
    End of period                                            $ 14.47         $ 15.33      $ 19.18      $ 17.38      $ 16.68
----------------------------------------------------------------------------------------------------------------------------
Total investment return (1)                                    (3.61%)        (16.39%)      17.28%       11.25%       23.95%
----------------------------------------------------------------------------------------------------------------------------
Net assets at end of period (000's omitted)                  $23,091         $24,947      $19,304      $12,112      $ 7,422

RATIOS:
    Expenses to average daily net assets                        1.00%(2)        1.00%        1.00%        1.00%        1.00%
    Net investment income to average daily net assets           2.46%(2)        2.89%        2.34%        2.01%        2.20%
Portfolio turnover rate (excluding short-term securities)      20.78%          63.32%       68.22%       89.37%       62.62%

---------

(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.

(2) Percentages for the period ended December 31, 2001 are adjusted to an annual rate.

SIT LARGE CAP GROWTH FUND
------------------------------------------------------------------------- [LOGO]
FINANCIAL HIGHLIGHTS

                                                            Six Months
                                                              Ended
                                                            December 31,                    Years Ended June 30,
                                                               2001        ----------------------------------------------------
                                                            (Unaudited)          2001         2000         1999         1998
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE:
   Beginning of period                                         $  38.99        $  63.66     $  52.84     $  49.34     $  40.39
-------------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
   Net investment income (loss)                                    (.05)           (.16)        (.18)        (.04)         .02
   Net realized and unrealized gains
     (losses) on investments                                      (4.13)         (19.48)       14.41         6.96        13.17
-------------------------------------------------------------------------------------------------------------------------------
Total from operations                                             (4.18)         (19.64)       14.23         6.92        13.19
-------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS:
   From net investment income                                        --              --           --         (.01)        (.07)
   From realized gains                                             (.34)          (5.03)       (3.41)       (3.41)       (4.17)
-------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                (.34)          (5.03)       (3.41)       (3.42)       (4.24)
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE:
   End of period                                               $  34.47        $  38.99     $  63.66     $  52.84     $  49.34
-------------------------------------------------------------------------------------------------------------------------------
Total investment return (1)                                      (10.73%)        (32.92%)      27.75%       15.10%       35.33%
-------------------------------------------------------------------------------------------------------------------------------
Net assets at end of period (000's omitted)                    $ 95,499        $122,829     $172,400     $140,258     $117,496

RATIOS:
   Expenses to average daily net assets                            1.00% (2)       1.00%        1.00%        1.00%        1.00%
   Net investment income (loss) to average daily net assets       (0.30%)(2)      (0.33%)      (0.31%)      (0.09%)       0.06%
Portfolio turnover rate (excluding short-term securities)         16.18%          45.26%       48.95%       70.51%       43.61%

---------

(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.

(2) Percentages for the period ended December 31, 2001 are adjusted to an annual rate.

SIT MID CAP GROWTH FUND
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                           Six Months
                                                             Ended
                                                          December 31,                   Years Ended June 30,
                                                              2001       --------------------------------------------------------
                                                          (Unaudited)       2001          2000          1999          1998
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE:
   Beginning of period                                      $  12.37      $  23.57      $  14.54      $  16.49      $  15.43
---------------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
   Net investment income (loss)                                 (.04)         (.08)         (.12)         (.06)         (.07)
   Net realized and unrealized gains
     (losses) on investments                                   (1.65)        (7.05)        10.38           .65          3.15
---------------------------------------------------------------------------------------------------------------------------------
Total from operations                                          (1.69)        (7.13)        10.26           .59          3.08
---------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS:
   From net investment income                                     --            --            --            --            --
   From realized gains                                          (.23)        (4.07)        (1.23)        (2.54)        (2.02)
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                                             (.23)        (4.07)        (1.23)        (2.54)        (2.02)
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE:
   End of period                                            $  10.45      $  12.37      $  23.57      $  14.54      $  16.49
---------------------------------------------------------------------------------------------------------------------------------
Total investment return (1)                                   (13.68%)      (35.21%)       73.01%         6.94%        22.19%
---------------------------------------------------------------------------------------------------------------------------------
Net assets at end of period (000's omitted)                 $252,908      $360,037      $566,639      $375,343      $404,327

RATIOS:
   Expenses to average daily net assets                         1.15% (2)     1.06% (2)     1.00% (2)     1.00% (2)     1.00% (2)
   Net investment income (loss) to average daily net assets    (0.80%)(2)    (0.49%)(2)    (0.58%)(2)    (0.46%)(2)    (0.41%)(2)
Portfolio turnover rate (excluding short-term securities)      28.31%        56.21%        62.21%        68.62%        52.62%

----------

(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.

(2) Percentages for the period ended December 31, 2001 are adjusted to an annual rate. Total Fund expenses are contractually limited to 1.25% of average daily net assets. However, during the period ended December 31, 2001 and the years ended June 30, 2001, 2000, 1999, and 1998, the investment adviser voluntarily absorbed expenses that were otherwise payable by the Fund. Had the Fund incurred these expenses, the ratio of expenses to average daily net assets would have been 1.25% for each of these periods and the ratio of net investment income (loss) to average daily net assets would have been (0.90%), (0.68%), (0.83%), (0.71%), and
     (0.66%), respectively.

SIT INTERNATIONAL GROWTH FUND
------------------------------------------------------------------------- [LOGO]
FINANCIAL HIGHLIGHTS

                                                            Six Months
                                                               Ended
                                                            December 31,                 Years Ended June 30,
                                                                2001     -------------------------------------------------------
                                                            (Unaudited)     2001          2000          1999          1998
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE:
   Beginning of period                                      $  14.61      $  23.58      $  18.77      $  19.14      $  18.57
--------------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
   Net investment income (loss)                                 (.04)         (.03)         (.04)         (.07)          .02
   Net realized and unrealized gains
     (losses) on investments                                   (2.07)        (8.42)         6.36           .84          1.25
--------------------------------------------------------------------------------------------------------------------------------
Total from operations                                          (2.11)        (8.45)         6.32           .77          1.27
--------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS:
   From net investment income                                     --            --          (.23)         (.06)         (.03)
   From realized gains                                            --          (.52)        (1.28)        (1.08)         (.67)
--------------------------------------------------------------------------------------------------------------------------------
Total distributions                                              .00          (.52)        (1.51)        (1.14)         (.70)
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE:
   End of period                                            $  12.50      $  14.61      $  23.58      $  18.77      $  19.14
--------------------------------------------------------------------------------------------------------------------------------
Total investment return (1)                                   (14.44%)      (36.43%)       33.38%         4.51%         7.50%
--------------------------------------------------------------------------------------------------------------------------------
Net assets at end of period (000's omitted)                 $ 87,631      $123,085      $167,909      $ 94,982      $ 99,721

RATIOS:
   Expenses to average daily net assets                         1.50% (2)     1.50% (2)     1.50% (2)     1.50% (2)     1.50%(2)
   Net investment income (loss) to average daily net assets    (0.66%)(2)    (0.20%)(2)    (0.40%)(2)    (0.37%)(2)     0.12%(2)
Portfolio turnover rate (excluding short-term securities)       8.96%        25.22%        30.61%        45.91%        43.74%

----------

(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.

(2) Percentages for the period ended December 31, 2001 are adjusted to an annual rate. Total Fund expenses are contractually limited to 1.85% of average daily net assets. However, during the period ended December 31, 2001 and the years ended June 30, 2001, 2000, 1999, and 1998, the investment adviser voluntarily absorbed expenses that were otherwise payable by the Fund. Had the Fund incurred these expenses, the ratio of expenses to average daily net assets would have been 1.85% for each of these periods and the ratio of net investment income (loss) to average daily net assets would have been (1.01%), (0.55%), (0.75%), (0.72%), and
     (0.23%), respectively.

SIT SMALL CAP GROWTH FUND
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                             Six Months
                                                               Ended
                                                            December 31,                     Years Ended June 30,
                                                                2001       -----------------------------------------------------
                                                            (Unaudited)          2001          2000        1999         1998
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE:
    Beginning of period                                        $  28.99        $  41.35     $  18.28     $  20.35     $  18.89
--------------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
    Net investment loss                                            (.12)           (.13)        (.18)        (.18)        (.17)
    Net realized and unrealized gains
      (losses) on investments                                     (3.62)         (11.65)       23.25         1.20         2.31
--------------------------------------------------------------------------------------------------------------------------------
Total from operations                                             (3.74)         (11.78)       23.07         1.02         2.14
--------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS:
    From realized gains                                            (.04)           (.58)          --        (3.09)        (.68)
------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                (.04)           (.58)          --        (3.09)        (.68)
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE:
    End of period                                              $  25.21        $  28.99     $  41.35     $  18.28     $  20.35
--------------------------------------------------------------------------------------------------------------------------------
Total investment return (1)                                      (12.90%)        (28.79%)     126.20%        8.77%       11.70%
--------------------------------------------------------------------------------------------------------------------------------
Net assets at end of period (000's omitted)                    $205,663        $227,888     $190,630     $ 50,335     $ 57,472

RATIOS:
    Expenses to average daily net assets                           1.50% (2)       1.50%        1.50%        1.50%        1.50%
    Net investment income (loss) to average daily net assets      (0.95%)(2)      (0.41%)      (0.83%)      (1.08%)      (0.72%)
Portfolio turnover rate (excluding short-term securities)         31.15%          39.91%       39.31%       71.84%       79.54%

-----------

(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.

(2) Percentages for the period ended December 31, 2001 are adjusted to an annual rate.

SIT SCIENCE AND TECHNOLOGY GROWTH FUND
------------------------------------------------------------------------- [LOGO]
FINANCIAL HIGHLIGHTS

                                                        Six Months
                                                          Ended                                                   Six Months
                                                       December 31,              Years Ended June 30,               Ended
                                                           2001        ----------------------------------------    June 30,
                                                       (Unaudited)         2001          2000          1999        1998 (*)
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE:
    Beginning of period                                    $ 15.23       $ 33.38       $ 15.23       $ 11.77       $ 10.00
-------------------------------------------------------------------------------------------------------------------------------
Operations:
    Net investment income (loss)                              (.07)         (.19)         (.17)         (.07)         (.01)
    Net realized and unrealized gains
      (losses) on investments                                (2.98)       (17.10)        18.32          3.53          1.78
-------------------------------------------------------------------------------------------------------------------------------
Total from operations                                        (3.05)       (17.29)        18.15          3.46          1.77
-------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS:
    From net investment income                                  --            --            --            --            --
    From realized gains                                       (.01)         (.86)           --            --            --
-------------------------------------------------------------------------------------------------------------------------------
Total distributions                                           (.01)         (.86)           --            --            --
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE:
    End of period                                          $ 12.17       $ 15.23       $ 33.38       $ 15.23       $ 11.77
-------------------------------------------------------------------------------------------------------------------------------
Total investment return (1)                                 (20.00%)      (52.96%)      119.17%        29.40%        17.70%
-------------------------------------------------------------------------------------------------------------------------------
Net assets at end of period (000's omitted)                $24,604       $30,453       $46,173       $14,194       $ 4,858

RATIOS:
    Expenses to average daily net assets                      1.35% (2)     1.29% (2)     1.25% (2)     1.25% (2)     1.25% (2)
    Net investment income (loss) to average net assets       (1.06%)(2)    (0.94%)(2)    (0.86%)(2)    (0.72%)(2)    (0.21%)(2)
Portfolio turnover rate (excluding short-term securities)    31.59%        34.59%        29.60%        58.29%        19.37%

-----------

(*) Commencement of operations was December 31, 1997

(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.

(2) Percentages for the period ended December 31, 2001 are adjusted to an annual rate. Total Fund expenses are contractually limited to 1.50% of average daily net assets. However, during the period ended December 31, 2001 and the periods ended June 30, 2001, 2000, 1999, and 1998, the investment adviser voluntarily absorbed expenses that were otherwise payable by the Fund. Had the Fund incurred these expenses, the ratio of expenses to average daily net assets would have been 1.50% for each of these periods and the ratio of net investment income (loss) to average daily net assets would have been (1.21%), (1.15%), (1.11%), (0.97%), and
     (0.46%), respectively.

SIT DEVELOPING MARKETS GROWTH FUND
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                              Six Months
                                                                Ended
                                                             December 31,                     Years Ended June 30,
                                                                  2001       ---------------------------------------------------
                                                              (Unaudited)         2001         2000         1999         1998
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE:
    Beginning of period                                         $  9.17         $ 13.43      $  9.98      $  9.05      $ 13.04
--------------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
    Net investment income (loss)                                   (.02)             --         (.06)          --         (.06)
    Net realized and unrealized gains
      (losses) on investments                                      (.44)          (4.26)        3.51          .93        (3.92)
--------------------------------------------------------------------------------------------------------------------------------
Total from operations                                              (.46)          (4.26)        3.45          .93        (3.98)
--------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS:
    From net investment income                                       --              --           --           --         (.01)
    From realized gains                                              --              --           --           --           --
--------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                  --              --           --           --         (.01)
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE:
    End of period                                               $  8.71         $  9.17      $ 13.43      $  9.98      $  9.05
--------------------------------------------------------------------------------------------------------------------------------
Total investment return (1)                                       (5.00%)        (31.72%)      34.57%       10.28%      (30.52%)
--------------------------------------------------------------------------------------------------------------------------------
Net assets at end of period (000's omitted)                     $12,092         $13,877      $14,676      $11,338      $11,505

RATIOS:
    Expenses to average daily net assets                           2.00% (2)       2.00%        2.00%        2.00%        2.00%
    Net investment income (loss) to average daily net assets      (0.40%)(2)       0.02%       (0.55%)      (0.05%)      (0.52%)
Portfolio turnover rate (excluding short-term securities)          8.06%          21.87%       48.39%       98.24%       53.36%

-----------

(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.

(2) Percentages for the period ended December 31, 2001 are adjusted to an annual rate.

RESULTS OF SHAREHOLDER MEETING
------------------------------------------------------------------------- [LOGO]

The annual meeting of the shareholders of the Funds was held on October 24, 2001. Directors elected by the shareholders at the meeting were as follows:
Eugene C. Sit, Peter L. Mitchelson, William E. Frenzel, John E. Hulse, Sidney L. Jones, and Donald W. Phillips.

The matters voted on by the shareholders of record as of August 24, 2001 and the results of the shareholders' vote at the October 24, 2001 meeting were as follows:

1.   Election of Directors:                     For              Withheld
                                                ---              --------
     Eugene C. Sit
         Large Cap Growth                     1,792,817            58,085
         Mid Cap Growth                      14,855,757           438,576
         Small Cap Growth                     5,239,145           136,046
         Balanced                               786,928             6,345
         Science and Technology Growth        1,394,413             8,753
         International Growth                 3,153,736            83,300
         Developing Markets Growth            1,153,501             1,640

     William E. Frenzel
         Large Cap Growth                     1,790,071            60,833
         Mid Cap Growth                      14,861,364           432,968
         Small Cap Growth                     5,232,944           142,247
         Balanced                               786,055             7,218
         Science and Technology Growth        1,394,147             9,019
         International Growth                 3,155,719            81,317
         Developing Markets Growth            1,154,045             1,096

     John E. Hulse
         Large Cap Growth                     1,843,852             7,053
         Mid Cap Growth                      15,205,094            89,238
         Small Cap Growth                     5,312,523            62,668
         Balanced                               786,485             6,789
         Science and Technology Growth        1,395,654             7,512
         International Growth                 3,196,907            40,128
         Developing Markets Growth            4,453,293             1,857

     Sidney L. Jones
         Large Cap Growth                     1,843,852             7,053
         Mid Cap Growth                      15,201,163            93,169
         Small Cap Growth                     5,312,686            52,505
         Balanced                               786,485             6,789
         Science and Technology Growth        1,394,888             8,278
         International Growth                 3,198,872            38,163
         Developing Markets Growth            1,153,722             1,419

--------------------------------------------------------------------------------

                                                For              Withheld
                                                ---              --------
     Peter L. Mitchelson
         Large Cap Growth                     1,793,062            57,842
         Mid Cap Growth                      14,855,757           438,576
         Small Cap Growth                     5,239,070           136,121
         Balanced                               786,928             6,345
         Science and Technology Growth        1,393,647             9,519
         International Growth                 3,155,719            81,317
         Developing Markets Growth            1,154,253               888

     Donald W. Phillips
         Large Cap Growth                     1,825,022            25,882
         Mid Cap Growth                      15,130,837           163,495
         Small Cap Growth                     5,314,043            61,148
         Balanced                               786,928             6,345
         Science and Technology Growth        1,394,888             8,278
         International Growth                 3,198,872            38,163
         Developing Markets Growth            1,154,253               888

2.   Ratification of KPMG LLP as independent auditors for the Funds:

                                        For          Against       Abstain
                                        ---          -------       -------
     Large Cap Growth                1,837,794         9,489         3,621
     Mid Cap Growth                 15,173,929        19,436       100,968
     Small Cap Growth                5,296,857        55,076        23,258
     Balanced                          787,567         4,688         1,018
     Science and Technology Growth   1,390,968         2,833         9,365
     International Growth            3,136,493        16,511        84,032
     Developing Markets Growth       1,150,173         2,682         2,285

------------------------------------------------------------------------- [LOGO]


Directors:
                     Eugene C. Sit, CFA
                     Peter L. Mitchelson, CFA
                     William E. Frenzel
                     John E. Hulse
                     Sidney L. Jones
                     Donald W. Phillips


Director Emeritus:
                     Melvin C. Bahle

Stock Funds Officers:
                     Eugene C. Sit, CFA          Chairman
                     Peter L. Mitchelson, CFA    Vice Chairman
                     Roger J. Sit                Executive Vice President
                     Erik S. Anderson, CFA(1)    Vice President - Investments
                     Ronald D. Sit, CFA(1)       Vice President - Investments
                     John T. Groton, Jr., CFA(1) Vice President - Investments
                     Robert W. Sit, CFA(1)       Vice President - Investments
                     Bryce A. Doty, CFA(2)       Vice President - Investments
                     Paul E. Rasmussen           Vice President & Treasurer
                     Michael P. Eckert           Vice President - Institutional
                                                      Client Group
                     Shelley H. Shutes           Vice President - Shareholder
                                                      Services
                     Michael J. Radmer           Secretary
                     Carla J. Rose               Vice President - Assistant
                                                      Secretary & Assistant
                                                      Treasurer
                     Kelly K. Boston             Assistant Secretary & Assistant
                                                      Treasurer

(1) Sit Mid Cap Growth Fund, Inc., Sit Large Cap Growth Fund, Inc., and Sit Mutual Funds, Inc. only.

(2)  Sit Balanced Fund only.

SIT MUTUAL FUNDS
------------------------------------------------------------------------- [LOGO]

                         A LOOK AT THE SIT MUTUAL FUNDS

     Sit Mutual funds are managed by Sit Investment Associates, Inc. Sit Investment Associates was founded by Eugene C. Sit in July 1981 and is dedicated to a single purpose, to be one of the premier investment management firms in the United States. Sit Investment Associates currently manages approximately $8.0 billion for some of America's largest corporations, foundations and endowments.

     Sit Mutual Funds are NO-LOAD funds. NO-LOAD means that Sit Mutual Funds have no sales charges on purchases, no deferred sales charges, no 12b-1 fees, no redemption fees and no exchange fees. Every dollar you invest goes to work for you.

     Sit Mutual Funds offer:
         * Free telephone exchange
         * Dollar-cost averaging through an automatic investment plan
         * Electronic transfer for purchases and redemptions
         * Free checkwriting privileges on bond funds
         * Retirement accounts including IRAs and 401(k) plans


                               SIT FAMILY OF FUNDS

                                     [GRAPH]

STABILITY:           INCOME:             GROWTH:            HIGH GROWTH:
SAFETY OF PRINCIPAL  INCREASED INCOME    LONG-TERM CAPITAL  LONG-TERM CAPITAL
AND CURRENT INCOME                       APPRECIATION AND   APPRECIATION
                                         INCOME

MONEY MARKET         U.S. GOVERNMENT     BALANCED           MID CAP GROWTH
                      SECURITIES         LARGE CAP GROWTH   INTERNATIONAL GROWTH
                     TAX-FREE INCOME                        SMALL CAP GROWTH
                     MINNESOTA TAX-FREE                     SCIENCE AND
                      INCOME                                 TECHNOLOGY GROWTH
                     BOND                                   DEVELOPING MARKETS
                                                             GROWTH

SEMI-ANNUAL REPORT STOCK FUNDS

Six Months Ended December 31, 2001


INVESTMENT ADVISOR                        AUDITORS

Sit Investment Associates, Inc.           KPMG LLP
90 South Seventh Street, Suite 4600       90 South Seventh Street, Suite 4200
Minneapolis, MN 55402                     Minneapolis, MN 55402
612-334-5888 (Metro Area)
800-332-5580
                                          LEGAL COUNSEL

DISTRIBUTOR                               Dorsey & Whitney LLP
                                          50 South Sixth Street
SIA Securities Corp.                      Suite 1500
90 South Seventh Street, Suite 4600       Minneapolis, MN 55402
Minneapolis, MN 55402
612-334-5888 (Metro Area)                 INVESTMENT SUB-ADVISER
800-332-5580
                                          (Developing Markets Growth Fund and
                                          International Growth Fund)
CUSTODIAN                                 Sit/Kim International Investment
                                            Associates, Inc.
The Northern Trust Company                90 South Seventh Street, Suite 4600
50 South LaSalle Street                   Minneapolis, MN 55402
Chicago, IL 60675                         612-334-5888 (Metro Area)
                                          800-332-5580

TRANSFER AGENT AND
DISBURSING AGENT

PFPC Inc.
P.O. BOX 5166
Westboro, MA 01581-5166




                        [LOGO] SIT INVESTMENT ASSOCIATES
                               -------------------------
                                    SIT MUTUAL FUNDS